UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

VIVALDI ORINDA FUNDS

Annual Report
February 28, 2015

Vivaldi Orinda Hedged Equity Fund
Class A Shares – OHEAX
Class I Shares – OHEIX

Vivaldi Orinda Macro Opportunities Fund
Class A Shares – OMOAX
Class I Shares – OMOIX

Table of Contents

Message from the President	3
Vivaldi Orinda Hedged Equity Fund
Performance Overview	5
Commentary	7
Vivaldi Orinda Macro Opportunities Fund
Performance Overview	9
Commentary	10
Vivaldi Orinda Hedged Equity Fund
Sector Allocation of Portfolio Assets	19
Schedule of Investments	20
Schedule of Securities Sold Short	26
Vivaldi Orinda Macro Opportunities Fund
Sector Allocation of Portfolio Assets	29
Schedule of Investments	30
Schedule of Securities Sold Short	35
Schedule of Futures Contracts	40
Financial Statements
Statements of Assets and Liabilities	42
Statements of Operations	44
Statements of Changes in Net Assets
Vivaldi Orinda Hedged Equity Fund	46
Vivaldi Orinda Macro Opportunities Fund	47
Statement of Cash Flows
Vivaldi Orinda Hedged Equity Fund	48
Vivaldi Orinda Macro Opportunities Fund	49
Financial Highlights
Vivaldi Orinda Hedged Equity Fund	50
Vivaldi Orinda Macro Opportunities Fund	52
Notes to the Financial Statements	54
Report of Independent Registered Public Accounting Firm	74
Expense Example	75
Notice to Shareholders	77
Management	78
Approval of Investment Advisory and Sub-Advisory Agreements
Vivaldi Orinda Hedged Equity Fund	80
Approval of Amendment to Investment Advisory Agreements
and Sub-Advisory Agreements
Vivaldi Orinda Macro Opportunities Fund	84
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report for the Vivaldi Orinda Hedged Equity Fund and the Vivaldi Orinda Macro Opportunities Fund (the “Funds”—formerly the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund) for the fiscal year ended February 28, 2015.

Our Funds seek to provide attractive long-term risk-adjusted returns across the range of market environments and are designed to help investors diversify a traditional long-only stock and bond portfolio.

For decades, institutional investors have included alternative investment strategies in their investment portfolios; for most mutual fund investors, access to institutional-caliber alternative strategies has been limited.  Orinda Asset Management, LLC was formed to bring alternative investment strategies to the professional advisor community in a user-friendly, cost-efficient structure by employing independent sub-advisers to manage our mutual funds, offering daily liquidity.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Funds, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

VIVALDI ORINDA HEDGED EQUITY FUND

The Vivaldi Orinda Hedged Equity Fund (the “Hedged Equity Fund” or “Fund”) seeks to achieve long-term capital appreciation.  In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.

The Fund’s performance for the fiscal year ended February 28, 2015, as well as the performance for the S&P 500® Index and Russell 2000® Index for this same period, is shown in the table below.

VIVALDI ORINDA HEDGED EQUITY FUND
Annualized Returns			Since Inception
as of 2/28/15	1 year	3 year	(3/31/11)
PERFORMANCE AT NAV without sales charge
Class A share	-1.10%	2.75%	2.57%
Class I share	-0.83%	3.06%	2.87%

S&P 500® Index	15.51%	18.00%	14.97%
Russell 2000® Index	5.63%	16.58%	11.70%
HFRX Equity Hedge Index	1.38%	5.03%	0.05%
PERFORMANCE AT MOP
includes maximum sales charge
Class A share	-6.05%	1.01%	1.23%

Expense Ratio as of 10/20/14:  Class A share 3.70% net (3.75% gross); Class I share 3.41% net (3.46% gross).

Fund Expense Caps* as of 10/20/14:  Class A share 2.45%; Class I share 2.15%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for 60 days or less.  If it did, total return would be reduced. Performance data shown at maximum offering price (“MOP”) reflects the Class A maximum sales charge of 5.00%.  Performance data shown at net asset value (“NAV”) does not reflect the deduction of the sales load.  Investment performance reflects fee waivers in effect.  In the absence of such waivers total return would be reduced.

*
Orinda Asset Management, LLC has contractually agreed to waive a portion or all of its management fees and pay Hedged Equity Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit annual fund operating expenses to 2.45% and 2.15% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least October 20, 2015, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

This Fund is designed to provide a method for investors to access the equities market, and over the long-term it seeks to achieve equity market-like returns with less volatility.  During the 12-month period from March 1, 2014 through February 28, 2015, the S&P 500® Index returned approximately 15.51%, the Russell 2000® Index returned 5.63%, and the HFRX Equity Hedge Index returned 1.38% while the Fund, as represented by its Class A shares at NAV, generated a return of -1.10%.  The bulk of the Fund’s underperformance occurred in March and April of 2014 during the decline of small cap growth stocks, specifically in a handful of sectors in which the Fund was overweight, such as consumer discretionary and technology/media/telecommunications.  While this positioning contributed to strong performance of the Fund in 2013, it contributed to the negative performance in 2014.

Numerous steps were taken during the course of the year to address the performance challenges posed by the Fund’s concentration in a handful of small cap sector exposures that proved to be particularly susceptible to the aforementioned equity market rotation noted above.  These portfolio shifts include replacing sub-advisers to optimize portfolio allocations that could hedge against future equity rotations.  This focus on building out a more balanced and diversified portfolio from a market cap, style, and sector exposure has paid dividends since it was effectuated, starting in October of 2014.

Importantly, the Fund did meet our risk expectations from a volatility perspective.  The Fund produced an annualized volatility of 7.2% during the twelve months ended February 28, 2015, while the S&P 500® Index realized a standard deviation of approximately 8.6%, the Russell 2000® Index of 16.0%, and the HFRX Equity Hedged Index of 5.5%.

As of the fiscal year ended February 28, 2015, the Fund’s beta to the S&P 500® Index was approximately 0.53, with 67.8% gross long, 10.0% gross short, for a 57.8% net long invested posture.

The composition of the portfolio remains well diversified across industry sectors, as well as by holdings; the top 10 long positions comprised 10.9% of the Fund, and the top ten short holdings were 3.8% of the asset base of the Fund.

Net exposure of the Fund over the previous year ranged from approximately 35% net long to 65% net long, highlighting the prudent positioning of the sub-advisers given the cross-currents in the market.  While our sub-advisers remain cautious, especially given the tail-risks of various macro outcomes, each believes it is an environment where there will be winners and losers to choose from in a world with tepid growth.

PORTFOLIO CHARACTERISTICS as of 2/28/15		EXPOSURE as of 2/28/15

Number of Long holdings*	142	Long	67.8%
Number of Short holdings*	57	Short	10.0%
Top 10 Long holdings (% of net assets)	10.90%	Gross**	77.8%
Top 10 Short holdings (% of net assets)	-3.8%	Net	57.8%

*	Does not include Futures and Options positions.
**	Gross exposure is calculated by adding the percentage of the Fund’s capital invested in long holdings to the percentage of the Fund’s capital in short positions.

SECTOR EXPOSURE as of 2/28/15

Fund holdings and/or sector allocations are subject to change and are not recommendations to buy or sell any security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

* ETFs and Options are not GICS sectors.

HEDGED EQUITY FUND ANNUAL COMMENTARY

LOOKING AHEAD

Vivaldi Orinda Hedged Equity Fund – Controlling Equity Risk

As we begin the new fiscal year, the Fund is approximately 68% long and 10% short for a net exposure of 58%.  Equity markets have climbed a wall of worry to once again approach fresh all-time highs.  While the expansion in volatility in recent months has kept option premium costs relatively elevated, we have still found attractive long volatility option positions to layer on to the portfolio in an attempt to reduce downside risk should a sizeable market drawdown occur.  We believe that this approach has the potential to improve the marginal risk adjusted return of the overall portfolio.

Given the current market environment, we believe the Fund is well positioned to provide an opportunity for attractive risk-adjusted returns and reduced volatility when compared to traditional broad-based equity market indices.  In recent months we’ve seen the Fund produce compelling upside and downside capture statistics that should aid the Fund as it seeks to deliver on its mandate.  As we have seen volatility increase materially across asset classes coming into the new year, we continue to believe in the merits of the long/short approach.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick	Michael Peck, CFA
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	Vivaldi Asset Management, LLC

VIVALDI ORINDA MACRO OPPORTUNITIES FUND

The Vivaldi Orinda Macro Opportunities Fund (the “Macro Fund” or “Fund”) seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.

The Fund’s performance for the fiscal period of March 1, 2014 through February 28, 2015, as well as the performance for the BoA Merrill Lynch 3-month Treasury Bill Index and the HFRX Macro/CTA Index for this same period, is shown in the table below.

VIVALDI ORINDA MACRO OPPORTUNITIES FUND
Annualized Returns		Since Inception
as of 2/28/15	1 year	(4/30/12)
PERFORMANCE AT NAV without sales charge
A share	0.21%	2.00%
I share	0.52%	2.31%

BoA Merrill Lynch 3-month Treasury Bill Index	0.03%	0.07%
HFRX Macro/CTA Index	8.95%	2.07%
PERFORMANCE AT MOP includes maximum sales charge
A share	-4.78%	0.17%

Expense Ratio as of 10/20/14:  A share 3.47% net (4.04% gross); I share 3.17% net (3.74% gross).

Fund Expense Caps* as of 10/20/14:  A share 2.55%; I share 2.25%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total return would be reduced.  Performance data shown at maximum offering price (“MOP”) reflects the Class A maximum sales charge of 5.00%.  Performance data shown at net asset value (“NAV”) does not reflect the deduction of the sales load.  Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Investment performance reflects fee waivers in effect.  In the absence of such waivers total return would be reduced.

*
Orinda Asset Management, LLC has contractually agreed to waive a portion or all of its management fees and pay Macro Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit annual fund operating expenses to 2.55% and 2.25% of average daily net assets of the Fund’s Class A and Class I shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least October 20, 2015, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

The Fund seeks to achieve long-term returns exhibiting low to moderate correlation to traditional risk factors like equities and interest rates, and thereby aims to provide diversification benefits to investor portfolios comprised of these traditional risk factors.

Over the previous 12 months for the fiscal period on February 28, 2015, the Fund, as represented by its Class A shares, returned 0.21% (without the impact of sales charges), vs. the BofA  Merrill Lynch 3-month Treasury Bill Index which returned 0.03%, and the HFRX Macro/CTA Index which returned 8.95%.  It is important to understand that the Fund is not managed to a benchmark; however, we monitor its comparative performance to this index, as well as other measures, both on a relative as well as risk-adjusted basis.

We believe that the Fund performed well during a period that proved quite difficult for many macro related strategies.  The returns throughout the period exhibited a low beta to traditional equity and fixed income indexes.

RISK ANALYSIS 3/01/2014 through 2/28/15
Beta vs. S&P 500® Index	0.30
Beta vs. MSCI World Index	0.19
Beta vs. Barclays Capital U.S.
Aggregate Bond Index	0.61

Risk measures apply to Class A shares only.

CORRELATION as of 2/28/15 (Since Inception)
		MSCI	Barclays Capital U.S.
	S&P 500®	World Index	Aggregate Bond Index
OMOAX	0.46	0.33	0.28

MACRO OPPORTUNITIES FUND ANNUAL COMMENTARY

The goal of our managers, and by extension the Fund, is to produce performance non-correlated to the equity markets over market cycles.

Macro Opportunities Strategies:

Global Macro Global Macro managers trade across many regions, asset classes, and structures in an effort to express a secular or cyclical economic view.  These fundamental views tend to be driven by top-down global economic themes and can be expressed using stocks, bonds, currencies, commodities, often also employing derivative instruments to attempt to enhance risk-adjusted returns.

Event Driven Seek to exploit pricing inefficiencies and misunderstood sources of value that often result from a corporate event such as a bankruptcy, merger, acquisition, spinoff, or capital structure alteration.

Relative Value Relative-value strategies seek to take advantage of price differentials between fundamentally related financial instruments, such as the stock and debt of the same company, buying the undervalued security and selling the over-valued security, attempting to profit from the price differential while taking more moderate overall risk.

Opportunistic Ability to take a tactical exposure to a compelling secular or cyclical trade that fits the fund’s overall mandate.  Leverage our seat as an allocator to identify best-in-class team/portfolio manager to exploit opportunity

Additional Portfolio Comments

•
Merger and Acquisition (“M&A”) activity remained robust and has continued to exhibit strong acceleration since the second quarter of 2013.  The Fund’s merger arbitrage strategy was able to capitalize on attractive spreads driven by increased deal activity and broader market volatility.

•	The Fund’s global macro strategy continued to benefit from a stronger U.S. dollar relative to other Group of 20 (G-20) currencies.
•
The Fund’s short Euro positioning continued to generate positive performance as the currency continued its descent.  There have been continued capital outflows from the Eurozone region since the European Central Bank’s (“ECB”) announcement of additional asset purchases in January.

•
The announcement of additional quantitative easing by both the ECB and Bank of Japan has continued to serve as a tailwind for Japanese equities.  The Fund’s long positions in Japan, particularly financials, added to positive performance.

•	The energy sector continued to experience meaningful volatility during the month. The Fund’s equity positions within the sector detracted from performance as a result.
•	Long precious metals positions detracted from performance as the U.S. dollar continued to rally during the month due to expectations that the U.S. Federal Reserve Board will increase rates this year.

Performance highlights for the most recent quarter ended February 28, 2015

Top Performing Themes:
•	Short Euro and British pound	Global Macro
•	Long Healthcare M&A deal spreads	Arbitrage
•	Short Consumer Discretionary	Global Macro

Themes That Detracted:
•	Long Precious Metals	Global Macro
•	Long/Short Materials	Relative Value
•	Long/Short Consumer Staples	Event Driven

Strategy Exposure Highlights and Shifts:
•	Increased merger arbitrage exposure within the healthcare industry.
•	Maintained moderate long U.S. Dollar vs. several other G-20 currencies.
•	Decreased gross exposure to U.S. energy-related equities.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick	Michael Peck, CFA
President and Portfolio Manager	Chief Investment Officer and Portfolio Manager
Orinda Asset Management, LLC	Vivaldi Asset Management, LLC

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus

Mutual fund investing involves risk.  Principal loss is possible.  The Funds can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested.  The Funds may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Funds, and money borrowed will be subject to interest costs.  Investments in smaller companies involve greater risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Funds may use certain types of investment derivatives such as futures, forwards, and swaps.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles.  Outcomes depend on the skill of the sub-

advisers and adviser and the allocation of assets amongst them.  Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The S&P 500® Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.  The index includes the reinvestment of dividends.  The Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index.  It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The index includes the reinvestment of dividends.  The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index. The HFRX Macro Index is a UCITSIII compliant index using a rule-based methodology defined by predetermined rules and objective criteria to select and rebalance components to maximize representation of the Macro Hedge Fund Universe. Monte Carlo Simulation helps determine the adequate number of managers to replicate the Macro strategy and manager investments are then weighted to maximize representation with their group. The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.  The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.  One cannot invest directly in an index.

A Basis Point is one-hundredth of a percent (0.01%), with 100 basis points equaling 1.00%.  Beta is a measure of the volatility of a fund relative to the overall market.  A Correlation Coefficient is a measure of the interdependence of two random variables that ranges in value from -1 to +1, indicating perfect negative correlation at -1, absence of correlation at zero, and perfect positive correlation at +1.  Drawdown refers to the maximum peak-to-valley drop in a fund’s performance history.  Standard Deviation is a measure of daily volatility of returns.  Higher standard deviation implies higher volatility.

Orinda Asset Management, LLC is the investment adviser to the Vivaldi Orinda Funds, which are distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
Vivaldi Orinda Hedged Equity Fund – Class A, Russell 2000® Index,
HFRX Equity Hedge Index and the S&P 500® Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(3/31/11)
Vivaldi Orinda Hedged Equity Fund
– Class A (No Load)	-1.10%	2.57%
– Class A (Load)	-6.05%	1.23%
Russell 2000® Index	5.63%	11.70%
HFRX Equity Hedge Index	1.38%	0.05%
S&P 500® Index	15.51%	14.97%
Total Annual Fund Operating Expenses: 2.45%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

Comparison of the change in value of a $500,000 investment in the
Vivaldi Orinda Hedged Equity Fund – Class I, Russell 2000® Index,
HFRX Equity Hedge Index and the S&P 500® Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(3/31/11)
Vivaldi Orinda Hedged Equity Fund
– Class I (No Load)	-0.83%	2.87%
Russell 2000® Index	5.63%	11.70%
HFRX Equity Hedge Index	1.38%	0.05%
S&P 500® Index	15.51%	14.97%
Total Annual Fund Operating Expenses: 2.15%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends.

The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as:

whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends.

Comparison of the change in value of a $10,000 investment in the
Vivaldi Orinda Macro Opportunities Fund – Class A,
BofA Merrill Lynch 3-month Treasury Bill Index and the HFRX Macro Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(4/30/12)
Vivaldi Orinda Macro Opportunities Fund
– Class A (No Load)	0.21%	2.00%
– Class A (Load)	-4.78%	0.17%
BofA Merrill Lynch 3-month Treasury Bill Index	0.03%	0.07%
HFRX Macro Index	8.95%	2.07%
Total Annual Fund Operating Expenses: 2.55%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on April 30, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX Macro Index is a UCITSIII compliant index using a rule-based methodology defined by predetermined rules and objective criteria to select and rebalance components to maximize representation of the Macro Hedge Fund Universe. Monte Carlo Simulation helps determine the adequate number of managers to replicate the Macro strategy and manager investments are then weighted to maximize representation with their group.  It is an index that utilizes a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

Comparison of the change in value of a $500,000 investment in the
Vivaldi Orinda Macro Opportunities Fund – Class I,
BofA Merrill Lynch 3-month Treasury Bill Index and the HFRX Macro Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(4/30/12)
Vivaldi Orinda Macro Opportunities Fund
– Class I (No Load)	0.52%	2.31%
BofA Merrill Lynch 3-month Treasury Bill Index	0.03%	0.07%
HFRX Macro Index	8.95%	2.07%
Total Annual Fund Operating Expenses: 2.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on April 30, 2012, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX Macro Index is a UCITSIII compliant index using a rule-based methodology defined by predetermined rules and objective criteria to select and rebalance components to maximize representation of the Macro Hedge Fund Universe. Monte Carlo Simulation helps determine the adequate number of managers to replicate the Macro strategy and manager investments are then weighted to maximize representation with their group.  It is an index that utilizes a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 73.3%	Shares	Value
Consumer Discretionary - 13.4%
Advance Auto Parts, Inc.	1,673	$259,198
Ascent Capital Group, Inc.^*	285	12,531
Barnes & Noble, Inc.^	11,723	291,903
Bed Bath & Beyond, Inc.^	4,451	332,312
CBS Corp.	6,465	382,081
Chuy’s Holdings, Inc.^*	3,774	84,802
Deckers Outdoor Corp.^*	1,247	92,577
Dick’s Sporting Goods, Inc.	11,198	605,700
Dorman Products, Inc.^*	3,561	157,076
Francesca’s Holdings Corp.^*	9,152	137,188
Gentherm, Inc.^*	2,070	96,151
Grand Canyon Education, Inc.^	8,230	377,428
Houghton Mifflin Harcourt Co.^	20,000	395,600
International Speedway Corp.	14,273	442,891
LKQ Corp.^*	17,454	428,932
McDonald’s Corp.	5,270	521,203
Nord Anglia Education, Inc.^†*	3,009	64,423
Panera Bread Co.^	3,138	506,567
Potbelly Corp.^	46,239	621,452
Shake Shack, Inc.^	1,917	82,719
Speedway Motorsports, Inc.	14,931	354,163
Target Corp.	714	54,857
The Home Depot, Inc.	3,430	393,593
Tile Shop Holdings, Inc.^	18,447	203,655
Tupperware Brands Corp.	6,325	451,605
Ulta Salon, Cosmetics & Fragrance, Inc.^	829	116,690
Under Armour, Inc.^*	1,608	123,832
Wayfair, Inc.^*	4,062	94,848
Xueda Education Group - ADR†*	76,544	201,311
Zulily, Inc.^	15,347	215,011
		8,102,299
Consumer Staples - 4.5%
Darling Ingredients, Inc.^*	34,300	597,506
Diageo PLC - ADR†	3,135	372,595
Muscle Pharm Corp.^*	24,369	198,607
Pepsico, Inc.	5,445	538,946

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 73.3% (Continued)	Shares	Value
Consumer Staples - 4.5% (Continued)
Procter & Gamble Co.	5,645	$480,559
The Fresh Market, Inc.^*	3,324	126,511
Unilever NV - ADR†	8,540	371,234
		2,685,958
Energy - 5.0%
Chevron Corp.	6,200	661,416
ConocoPhillips	6,940	452,488
Dril-Quip, Inc.^*	862	62,633
Era Group, Inc.^*	20,160	444,729
Geospace Technologies Corp.^	204	3,800
Natural Gas Services Group^*	4,478	86,336
Royal Dutch Shell PLC - ADR†	10,000	681,500
Schlumberger Ltd.†	2,160	181,786
Suncor Energy, Inc.†	15,520	467,152
		3,041,840
Financials - 13.6%
Affiliated Managers Group, Inc.^*	1,567	339,130
American International Group, Inc.*	11,500	636,295
Arthur J. Gallagher & Co.	10,335	485,642
BofI Holding, Inc.^*	6,773	598,733
Evercore Partners, Inc.*	6,391	327,411
FirstService Corp.†*	4,187	253,774
Greenlight Capital Re Ltd.^†*	10,107	330,802
Independent Bank Group, Inc.*	2,026	73,078
JPMorgan Chase & Co.	12,365	757,727
Leucadia National Corp.	17,500	415,275
Metlife, Inc.	8,798	447,202
Ocwen Financial Corp.^	19,000	154,660
On Deck Capital, Inc.^*	398	7,721
PNC Financial Services Group, Inc.	6,100	560,956
Signature Bank^*	6,006	740,840
Tetragon Financial Group†	87,788	891,048
The Toronto-Dominion Bank†	5,450	238,983
Third Point Reinsurance Ltd.^†*	2,469	34,665
United Insurance Holdings Corp.*	2,967	72,425

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 73.3% (Continued)	Shares	Value
Financials - 13.6% (Continued)
Virtus Investment Partners, Inc.*	2,433	$321,083
Wells Fargo & Co.	9,370	513,382
		8,200,832
Health Care - 11.7%
Abbott Laboratories	11,405	540,255
Acadia Pharmaceuticals, Inc.^*	7,129	270,688
Alliance Healthcare Services, Inc.^	19,295	461,344
AmerisourceBergen Corp.	5,368	551,616
Antares Pharma, Inc.^	66,833	174,434
Auspex Pharmaceuticals, Inc.^*	2,807	188,743
BioMarin Pharmaceutical, Inc.^*	2,491	266,711
Cempra, Inc.^	10,765	356,537
Community Health Systems, Inc.^	12,176	590,780
ExamWorks Group, Inc.^*	9,716	392,526
ICON PLC^†	6,286	433,797
Insulet Corp.^*	7,860	249,398
Isis Pharmaceuticals, Inc.^	6,300	431,928
Johnson & Johnson	6,940	711,419
Novartis AG - ADR†	5,670	580,608
Novavax, Inc.^	33,535	306,845
PAREXEL International Corp.^	3,190	205,627
Puma Biotechnology, Inc.^*	1,528	325,479
		7,038,735
Industrials - 11.2%
Advisory Board Co.^*	5,024	271,899
Beacon Roofing Supply, Inc.^	16,518	495,870
Chart Industries, Inc.^	6,846	239,199
Continental Building Products, Inc.^	22,645	472,375
Generac Holdings, Inc.^	7,927	390,722
General Electric Co.	28,580	742,794
HEICO Corp.*	2,673	158,402
Hubbell, Inc.	3,990	454,062
Huron Consulting Group, Inc.^*	493	32,858
IHS, Inc.^*	2,780	326,733
Landstar System, Inc.*	4,435	311,426

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 73.3% (Continued)	Shares	Value
Industrials - 11.2% (Continued)
Paylocity Holding Corp.^*	5,190	$155,129
Rexnord Corp.^*	2,198	60,599
Ritchie Bros. Auctioneers, Inc.†	9,250	232,915
The Middleby Corp.^*	3,453	368,124
TransDigm Group, Inc.*	2,829	613,497
TriNet Group, Inc.^*	6,591	239,517
United Parcel Service, Inc.	7,140	726,352
WageWorks, Inc.^*	1,446	83,073
Waste Connections, Inc.*	4,050	190,229
XPO Logistics, Inc.^*	4,186	184,812
		6,750,587
Information Technology - 6.9%
Blackhawk Network Holdings, Inc.^	21,999	806,923
Ebay, Inc.^	6,009	347,981
Envestnet, Inc.^*	3,145	169,452
EPAM Systems, Inc.^*	1,725	106,398
Fleetmatics Group PLC^†*	3,715	153,095
IPG Photonics Corp.^*	834	79,981
Microchip Technology, Inc.	12,110	620,880
Paychex, Inc.	11,770	586,558
RealPage, Inc.^*	7,705	155,872
Solera Holdings, Inc.*	3,355	187,008
SPS Commerce, Inc.^*	5,533	380,117
The Ultimate Software Group, Inc.^*	2,550	419,845
VeriFone Systems, Inc.^	3,736	131,470
		4,145,580
Materials - 4.4%
KapStone Paper & Packaging Corp.	18,975	653,879
Louisiana Pacific Corp.^	19,876	334,513
LyondellBasell Industries NV†	6,130	526,628
Packaging Corporation of America	6,970	577,534
Senomyx, Inc.^	3,048	16,215
Sonoco Products Co.	12,150	568,985
		2,677,754

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 73.3% (Continued)	Shares	Value
Telecommunication Services - 1.0%
inContact, Inc.^*	28,522	$333,993
Verizon Communications, Inc.	4,900	242,305
		576,298
Utilities - 1.6%
ITC Holdings Corp.	12,400	480,252
National Fuel Gas Co.	3,855	248,301
Southern Co.	5,280	241,771
		970,324
TOTAL COMMON STOCKS (Cost $37,195,473)		44,190,207

EXCHANGE-TRADED FUNDS - 3.0%
iShares Russell 1000 Value	1,585	166,520
iShares Russell 2000 Index Fund	5,453	668,265
ProShares Short Russell 2000^	20,000	299,400
ProShares Short S&P 500^	15,000	317,700
SPDR S&P Oil & Gas Exploration & Production ETF	7,426	377,315
TOTAL EXCHANGE-TRADED FUNDS (Cost $1,768,383)		1,829,200

CLOSED-END MUTUAL FUNDS - 2.6%
American Capital Ltd.^*	69,150	1,009,590
BlackRock Kelso Capital Corp.	35,720	313,622
Whitehorse Financial, Inc.	19,134	237,070
TOTAL CLOSED-END MUTUAL FUNDS (Cost $1,533,110)		1,560,282

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

PURCHASED OPTIONS - 0.3%	Contracts	Value
Put Options - 0.3%
iPath S&P 500 VIX Short-Term Futures Index
Expiration: January 2016, Exercise Price: $20.00	25	$5,750
Expiration: January 2016, Exercise Price: $25.00	128	67,200
Expiration: January 2016, Exercise Price: $30.00	30	26,970
Expiration: January 2016, Exercise Price: $32.00	18	18,810
Expiration: January 2017, Exercise Price: $32.00	12	16,500
SPDR S&P 500 Index
Expiration: March 2015, Exercise Price: $207.00	200	37,400
Twitter, Inc.
Expiration: March 2015, Exercise Price: $36.00	24	24
Ubiquiti Networks, Inc.
Expiration: June 2015, Exercise Price: $25.00	36	4,320
TOTAL PURCHASED OPTIONS (Cost $206,236)		176,974
TOTAL INVESTMENTS (Cost $40,703,202) - 79.2%		47,756,663
Other Assets in Excess of Liabilities - 20.8%		12,562,281
TOTAL NET ASSETS - 100.0%		$60,318,944

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
^	Non-income producing.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 10.6%	Shares	Value
Consumer Discretionary - 3.3%
Ambow Education Holding - ADR† (a)	7,796	$234
Blue Nile, Inc.	4,848	145,343
Chegg, Inc.	19,500	158,340
Drew Industries, Inc.	1,656	97,688
El Pollo Loco Holdings, Inc.	7,000	172,130
Fiesta Restaurant Group, Inc.	2,600	169,026
Five Below, Inc.	1,750	55,536
JD.com, Inc. - ADR†	4,800	132,816
Lifelock, Inc.	7,750	108,345
Papa Murphy’s Holdings, Inc.	7,100	94,856
Pinnacle Entertainment, Inc.	2,120	54,569
Sears Holdings Corp.	14,954	562,270
Sequential Brands Group, Inc.	8,600	87,118
Tuesday Morning Corp.	8,000	151,840
		1,990,111
Consumer Staples - 0.3%
Freshpet, Inc.	694	12,790
Sprouts Farmers Market, Inc.	5,000	184,050
		196,840
Energy - 0.7%
Amyris, Inc.	9	24
Dresser-Rand Group, Inc.	1,456	118,504
Solazyme, Inc.	4,275	11,414
Tetra Technologies, Inc.	28,928	172,700
Willbros Group, Inc.	22,655	143,633
		446,275
Financials - 1.3%
Blue Capital Reinsurance Holdings Ltd.†	3,639	61,717
BofI Holding, Inc.	1,800	159,120
Calamos Asset Management, Inc.	13,761	175,728
LendingTree, Inc.	4,000	212,160
Montpelier Re Holdings Ltd.†	775	27,931
Validus Holdings Ltd.†	2,085	86,819
World Acceptance Corp.	477	39,167
		762,642

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

COMMON STOCKS - 10.6% (Continued)	Shares	Value
Health Care - 1.1%
Aegerion Pharmaceuticals, Inc.	2,631	$71,563
Castlight Health, Inc.	185	1,349
Healthstream, Inc.	2,500	64,700
Kite Pharma, Inc.	886	57,980
MannKind Corp.	13,368	87,159
Medidata Solutions, Inc.	3,500	168,385
RadNet, Inc.	11,100	97,236
Seattle Genetics, Inc.	1,726	62,568
Vivus, Inc.	11,008	28,731
		639,671
Industrials - 1.2%
AAON, Inc.	5,750	129,433
Brady Corp.	8,289	223,471
Briggs & Stratton Corp.	10,373	216,173
Healthcare Services Group, Inc.	3,450	115,817
SolarCity Corp.	669	34,360
		719,254
Information Technology - 2.4%
Box, Inc.	7,022	131,030
Care.com, Inc.	15,089	120,561
Guidewire Software, Inc.	3,269	181,953
Netgear, Inc.	1,222	39,397
Rubicon Project, Inc.	1,064	20,035
Salesforce.com, Inc.	3,000	208,140
TrueCar, Inc.	6,000	119,400
Twitter, Inc.	3,546	170,492
Ubiquiti Networks, Inc.	3,293	104,191
VASCO Data Security International, Inc.	6,000	153,720
Zillow Group, Inc.	1,650	189,337
		1,438,256
Materials - 0.3%
Air Products & Chemicals, Inc.	637	99,461
Senomyx, Inc.	19,827	105,480
		204,941
TOTAL COMMON STOCKS (Proceeds $6,416,891)		6,397,990

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2015

Vivaldi Orinda Hedged Equity Fund

EXCHANGE-TRADED FUNDS - 1.0%	Shares	Value
SPDR S&P 500 Index	2,725	$574,048
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $538,327)		574,048

EXCHANGE-TRADED NOTES - 0.3%
iPath S&P 500 VIX Short-Term Futures ETN†	6,564	181,298
TOTAL EXCHANGE-TRADED NOTES
(Proceeds $174,363)		181,298

WARRANTS - 0.0%
Magnum Hunter Corp. (a)	2,159	0
TOTAL WARRANTS (Proceeds $0)		0
TOTAL SECURITIES SOLD SHORT
(Proceeds $7,129,581) - 11.9%		$7,153,336

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
†	U.S. traded security of a foreign issuer or corporation.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisors Series Trust.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 68.7%	Shares	Value
Consumer Discretionary - 13.3%
Abercrombie & Fitch Co.	7,000	$173,180
Arcos Dorados Holdings, Inc.†*	52,350	274,837
Bed Bath & Beyond, Inc.^*	1,533	114,454
Dillard’s, Inc.	642	83,563
Family Dollar Stores, Inc.	8,000	629,920
Famous Dave’s of America, Inc.^	8,000	245,760
Foot Locker, Inc.*	1,880	105,600
GNC Holdings, Inc.	2,578	123,976
Guess, Inc.*	13,500	244,485
Harley-Davidson, Inc.*	1,442	91,668
Houghton Mifflin Harcourt Co.^	8,000	158,240
LifeLock, Inc.^	6,371	89,067
Lululemon Athletica, Inc.^*	1,848	126,477
Marriott Vacations Worldwide Corp.*	1,336	101,616
Michael Kors Holdings Ltd.^†	1,398	94,239
Potbelly Corp.^*	25,300	340,032
Steven Madden Ltd.^	1,703	62,176
The Gap, Inc.*	2,885	120,016
The Priceline Group, Inc.^*	116	143,548
Town Sports International Holdings, Inc.*	59,096	408,944
Toyota Motor Corp. - ADR†	766	103,693
TRW Automotive Holdings Corp.^	8,099	844,240
		4,679,731
Consumer Staples - 2.6%
Cott Corp.†*	12,000	116,160
CVS Health Corp.*	1,612	167,439
Darling Ingredients, Inc.^	13,720	239,002
Dean Foods Co.*	6,000	96,720
Roundy’s, Inc.^*	75,700	308,099
		927,420
Energy - 6.1%
Atlas Energy LP*	31,000	992,000
Atlas Pipeline Partners LP	10,533	280,494
BP PLC - ADR†*	6,000	248,640
Dawson Geophysical Co.^*	35,840	187,801
Era Group, Inc.^	8,062	177,848

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 68.7% (Continued)	Shares	Value
Energy - 6.1% (Continued)
Total SA - ADR†*	4,600	$246,698
		2,133,481
Financials - 7.8%
AllianceBernstein Holding LP*	11,000	315,040
American International Group, Inc.	4,650	257,284
BBCN Bancorp, Inc.	5,936	81,620
CBOE Holdings, Inc.	1,295	77,739
Credit Suisse Group - ADR†*	4,000	97,360
Deutsche Bank AG†*	3,902	127,712
HDFC Bank Ltd. - ADR†*	1,581	98,038
Leucadia National Corp.	7,000	166,110
Mitsubishi UFJ Financial Group, Inc. - ADR†*	24,000	156,720
Mizuho Financial Group, Inc. - ADR†*	60,000	220,800
Morgan Stanley*	3,459	123,798
Nomura Holdings, Inc. - ADR†*	40,000	246,400
Ocwen Financial Corp.^	8,000	65,120
Tetragon Financial Group†	35,111	356,377
The Travelers Companies, Inc.*	1,131	121,515
UBS Group AG^†*	5,000	87,450
WisdomTree Investments, Inc.*	9,009	168,378
		2,767,461
Health Care - 12.4%
Allergan, Inc.	5,500	1,280,070
Alliance Healthcare Services, Inc.^	3,216	76,895
AMAG Pharmaceuticals, Inc.^	1,264	62,227
CareFusion Corp.^	25,000	1,502,000
Charles River Laboratories International, Inc.^*	1,069	81,960
Edwards Lifesciences Corp.^*	1,043	138,740
Gilead Sciences, Inc.^*	1,227	127,031
Johnson & Johnson*	1,183	121,269
Lannet, Inc.^*	1,625	101,400
Molina Healthcare, Inc.^*	1,835	116,871
Salix Pharmaceuticals, Inc.^	4,914	772,481
		4,380,944

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 68.7% (Continued)	Shares	Value
Industrials - 8.9%
AGCO Corp.*	5,300	$263,622
Boeing Co.*	820	123,697
Continental Building Products, Inc.^	9,355	195,145
Cummins, Inc.*	985	140,097
Exelis, Inc.	35,100	849,420
General Dynamics Corp.*	687	95,342
ITOCHU Corp. - ADR^†*	6,000	134,550
Mitsubishi Corp. - ADR^†*	1,750	70,140
Northrop Grumman Corp.*	988	163,721
Polypore International, Inc.^	15,700	930,853
3M Co.*	972	163,928
		3,130,515
Information Technology - 9.6%
Akamai Technologies, Inc.^*	1,466	101,902
Apple, Inc.*	673	86,454
Brocade Communications Systems, Inc.*	6,742	83,533
Check Point Software Technologies Ltd.^†*	2,069	172,741
Cisco Systems, Inc.*	4,887	144,215
Cognizant Technology Solutions Corp. - Class A^*	1,762	110,099
Corning, Inc.*	8,127	198,299
Electronic Arts, Inc.^*	2,853	163,135
EZchip Semiconductor Ltd.^†*	8,000	172,480
F5 Networks, Inc.^*	1,282	151,423
King Digital Entertainment PLC†	7,650	120,794
Kyocera Corp. - ADR†*	3,000	150,990
LogMeIn, Inc.^	1,537	81,000
Microsoft Corp.*	3,811	167,112
Nintendo Ltd. - ADR^†*	12,200	162,756
NVIDIA Corp.*	15,837	349,364
Qualcomm, Inc.	1,724	125,007
Red Hat, Inc.^	1,839	127,112
Skyworks Solutions, Inc.*	998	87,574
SolarWinds, Inc.^*	2,030	102,982
Travelzoo, Inc.^*	10,000	100,800
Universal Display Corp.^*	3,700	127,243
Vishay Intertechnology, Inc.*	22,000	313,280
		3,400,295

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 68.7% (Continued)	Shares	Value
Materials - 7.6%
Agnico-Eagle Mines Ltd.†	3,758	$120,820
ArcelorMittal SA - ADR†*	30,000	328,200
Detour Gold Corp.^†*	8,799	84,981
Franco-Nevada Corp.†*	2,486	131,136
Glencore PLC - ADR†*	18,000	165,060
Nevsun Resources Ltd.†*	70,000	249,900
New Gold, Inc.^†	21,325	81,248
NovaGold Resources, Inc.^†	18,537	68,958
POSCO - ADR†*	3,000	181,920
Romarco Minerals, Inc.^†	88,689	37,391
Royal Gold, Inc.*	2,084	150,256
Rubicon Minerals Corp.^†	23,693	27,721
Schnitzer Steel Industries, Inc.*	9,000	141,300
Sigma-Aldrich Corp.	4,550	628,173
Silvercrest Mines, Inc.^†	18,116	21,558
Silver Wheaton Corp.†*	5,929	128,007
Tahoe Resources, Inc.†	1,762	24,597
Westlake Chemical Corp.*	1,852	123,640
		2,694,866
Telecommunication Services - 0.4%
Vodafone Group PLC - ADR†*	4,000	138,240
TOTAL COMMON STOCKS (Cost $23,078,961)		24,252,953

REITS - 0.2%
Ryman Hospitality Properties, Inc.	1,048	62,985
TOTAL REITS (Cost $62,106)		62,985

EXCHANGE-TRADED FUNDS - 9.5%
Financial Select Sector SPDR ETF	10,155	247,274
iShares India 50 ETF*	6,851	227,248
Market Vectors India Small-Cap Index*	2,533	125,865
Proshares Short Russell 2000^	8,000	119,760
Proshares Short S&P 500^	6,000	127,080
ProShares VIX Short Term Futures^*	15,000	275,250
SPDR S&P Bank ETF*	12,538	414,882

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

EXCHANGE-TRADED FUNDS - 9.5% (Continued)	Shares	Value
SPDR S&P Retail ETF*	2,517	$248,428
Sprott Physical Platinum & Palladium Trust^†*	38,172	333,242
United States Natural Gas Fund LP^*	22,012	302,445
WisdomTree Europe Hedged Equity ETF*	6,572	422,842
WisdomTree India Earnings Fund*	8,560	207,066
WisdomTree Japan Hedged Equity ETF	5,611	302,265
TOTAL EXCHANGE-TRADED FUNDS
(Cost $3,445,463)		3,353,647

CLOSED-END MUTUAL FUNDS - 1.7%
American Capital Ltd.^	27,600	402,960
BlackRock Kelso Capital Corp.	14,280	125,378
Whitehorse Financial, Inc.	7,653	94,821
TOTAL CLOSED-END MUTUAL FUNDS
(Cost $617,903)		623,159

PURCHASED OPTIONS - 0.2%	Contracts	Value
Call Options - 0.2%
NVIDIA Corp.
Expiration: January 2016, Exercise Price: $20.00	196	63,700
TOTAL PURCHASED OPTIONS (Cost $46,440)		63,700
TOTAL INVESTMENTS (Cost $27,250,873) - 80.3%		28,356,444
Other Assets in Excess of Liabilities - 19.7%		6,953,142
TOTAL NET ASSETS - 100.0%		$35,309,586

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
^	Non-income producing.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 32.7%	Shares	Value
Consumer Discretionary - 9.5%
Amazon.com, Inc.	400	$152,064
Buffalo Wild Wings, Inc.	700	133,784
Cabela’s, Inc.	2,293	124,831
CarMax, Inc.	1,600	107,376
Chegg, Inc.	8,300	67,396
Chipotle Mexican Grill, Inc.	130	86,446
Dollar Tree, Inc.	3,885	309,557
El Pollo Loco Holdings, Inc.	2,800	68,852
Fiesta Restaurant Group, Inc.	1,000	65,010
Five Below, Inc.	1,000	31,735
Hanesbrands, Inc.	600	76,524
Jack In The Box, Inc.	1,000	96,690
JD.com, Inc. - ADR†	2,000	55,340
Kate Spade & Co.	3,495	120,403
Life Time Fitness, Inc.	2,000	115,600
LifeLock, Inc.	3,000	41,940
Lululemon Athletica, Inc.	1,500	102,660
MGM Resorts International	10,864	236,075
Papa Murphy’s Holdings, Inc.	2,806	37,488
Rent-A-Center, Inc.	3,412	94,171
Rentrak Corp.	1,496	81,906
Sequential Brands Group, Inc.	3,500	35,455
Starbucks Corp.	1,100	102,833
Tesla Motors, Inc.	1,191	242,178
Tractor Supply Co.	1,500	132,180
Tuesday Morning Corp.	3,300	62,634
Ulta Salon, Cosmetics & Fragrance, Inc.	1,000	140,760
Under Armour, Inc.	1,900	146,319
Wynn Resorts Ltd.	1,108	157,890
Yum Brands, Inc.	1,587	128,722
		3,354,819
Consumer Staples - 2.3%
Constellation Brands, Inc.	1,400	160,608
Costco Wholesale Corp.	710	104,342
Hain Celestial Group, Inc.	3,400	212,602

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 32.7% (Continued)	Shares	Value
Consumer Staples - 2.3% (Continued)
Monster Beverage Corp.	1,020	$143,942
Sprouts Farmers Market, Inc.	1,900	69,939
The WhiteWave Foods Co.	3,000	122,850
		814,283
Energy - 6.8%
Carrizo Oil & Gas, Inc.	2,394	113,930
Cheniere Energy, Inc.	2,171	175,048
Chesapeake Energy Corp.	5,000	83,400
Concho Resources, Inc.	700	76,244
Energy Transfer Equity LP	2,036	130,039
EOG Resources, Inc.	500	44,860
Helmerich & Payne, Inc.	2,009	134,724
Legacy Reserves LP	3,391	38,996
Linn Energy LLC	4,857	58,381
Oasis Petroleum, Inc.	4,249	60,888
Patterson-UTI Energy, Inc.	5,568	104,038
Penn Virginia Corp.	8,552	56,785
Petroleo Brasileiro SA - ADR†	20,000	132,600
Pioneer Natural Resources Co.	506	77,175
QEP Resources, Inc.	4,097	88,004
Targa Resources Corp.	5,607	558,345
Targa Resources Partners LP	6,447	282,508
W & T Offshore, Inc.	8,743	52,196
Williams Companies, Inc.	2,502	122,698
		2,390,859
Financials - 0.9%
BofI Holding, Inc.	750	66,300
BOK Financial Corp.	1,396	82,364
LendingTree, Inc.	1,600	84,864
Texas Capital BancShares, Inc.	1,986	92,210
		325,738
Health Care - 4.8%
Actavis PLC	2,024	589,713
Becton, Dickinson and Co.	1,938	284,343

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 32.7% (Continued)	Shares	Value
Health Care - 4.8% (Continued)
Biogen Idec, Inc.	250	$102,397
BioMarin Pharmaceutical, Inc.	1,000	107,070
Celgene Corp.	400	48,612
Cepheid, Inc.	1,300	73,892
Cerner Corp.	1,350	97,281
Express Scripts Holding Co.	850	72,072
Healthstream, Inc.	1,050	27,174
Illumina, Inc.	350	68,411
Medidata Solutions, Inc.	1,300	62,543
RadNet, Inc.	4,500	39,420
Thermo Fisher Scientific, Inc.	900	117,000
		1,689,928
Industrials - 1.3%
AAON, Inc.	2,250	50,647
Healthcare Services Group, Inc.	1,500	50,355
Hertz Global Holdings, Inc.	5,454	125,824
Taser International, Inc.	5,000	117,400
Trex Co., Inc.	2,000	100,700
		444,926
Information Technology - 4.4%
Adobe Systems, Inc.	1,885	149,104
Apple, Inc.	1,000	128,460
Avago Technologies Ltd.	1,010	128,896
Cypress Semiconductor Corp.	6,495	95,801
Envestnet, Inc.	2,000	107,760
Facebook, Inc.	1,325	104,635
Harris Corp.	3,183	247,255
LinkedIn Corp.	660	176,352
Salesforce.com, Inc.	2,300	159,574
TrueCar, Inc.	2,400	47,760
VASCO Data Security International, Inc.	2,600	66,612
ViaSat, Inc.	1,259	82,263
Zillow Group, Inc.	650	74,588
		1,569,060

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

COMMON STOCKS - 32.7% (Continued)	Shares	Value
Materials - 1.8%
Ecolab, Inc.	1,000	$115,540
Freeport-McMoRan Copper & Gold, Inc.	6,003	129,845
Rio Tinto PLC - ADR†	2,305	113,706
Southern Copper Corp.	3,428	102,051
Vale SA - ADR†	10,643	78,971
Vulcan Materials Co.	1,050	87,150
		627,263
Telecommunication Services - 0.9%
Level 3 Communications, Inc.	3,710	199,821
SBA Communications Corp.	1,000	124,710
		324,531
TOTAL COMMON STOCKS (Proceeds $11,199,082)		11,541,407

EXCHANGE-TRADED FUNDS - 8.1%
iShares Russell 2000 Index Fund	6,500	796,575
iShares FTSE China 25 Index	7,510	328,638
iShares MSCI Brazil Capped ETF	3,499	123,795
iShares MSCI Chile Capped ETF	3,021	124,797
Market Vectors Biotech ETF	4,000	511,920
Powershares QQQ Trust, Series 1	6,975	756,090
Utilities Select Sector SPDR ETF	5,001	226,195
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,782,633)		2,868,010

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

REITS - 2.3%	Shares	Value
Avalonbay Communities, Inc.	500	$84,170
Boston Properties, Inc.	790	108,554
Crown Castle International Corp.	1,560	134,644
Lamar Advertising Co.	2,490	144,669
Simon Property Group, Inc.	530	100,891
Urban Edge Properties	657	15,728
Vornado Realty Trust	900	99,036
Equinix, Inc.	470	105,362
TOTAL REITS (Proceeds $738,306)		793,054
TOTAL SECURITIES SOLD SHORT
(Proceeds $14,720,021) - 43.1%		$15,202,471

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
†U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF FUTURES CONTRACTS
at February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

	Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)

Long Contracts
RBOB Gasoline Futures	4	$331,027	May 2015	$20,586
100 Ounce Gold Futures	3	364,830	December 2015	(23,168)
Silver Futures	3	250,020	December 2015	3,262
				$680
Short Contracts

Australian Dollar
Currency Futures	(8)	(624,320)	March 2015	$19,588
Copper Futures	(5)	(335,938)	July 2015	(12,200)
Euro Fx Currency Futures	(8)	(1,119,500)	March 2015	109,128
British Pound
Currency Futures	(13)	(1,254,175)	March 2015	21,577
Japanese Yen
Currency Futures	(11)	(1,148,675)	March 2015	6,707
30-Year U.S. Treasury
Bond Futures	(4)	(647,375)	June 2015	(3,882)
				$140,918

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

STATEMENTS OF ASSETS AND LIABILITIES
at February 28, 2015

		Vivaldi Orinda
	Vivaldi Orinda	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Assets:
Investments, at value
(cost of $40,703,202 and $27,250,873, respectively)	$47,756,663	$28,356,444
Cash	19,548,826	11,932,029
Deposits at brokers	622,823	12,330,172
Receivables:
Securities sold	1,326,820	724,608
Fund shares sold	18,218	71,438
Dividends and interest	99,735	21,975
Return of Capital	—	6,270
Advisor	—	350
Unrealized variation margin on futures contracts	—	141,598
Prepaid expenses	21,904	4,452
Total assets	69,394,989	53,589,336

Liabilities:
Securities sold short
(proceeds $7,129,581 and $14,720,021, respectively)	7,153,336	15,202,471
Payables:
Due to broker	1,279	—
Securities purchased	1,567,424	2,819,080
Fund shares redeemed	130,523	99,298
Dividends on short positions	6,760	4,126
Advisory fee	47,312	—
Administration fee	40,632	31,866
Distribution fees	11,689	17,804
Service fees	3,970	3,442
Custody fees	1,863	1,492
Transfer agent fees and expenses	22,605	14,888
Accrued expenses and other payables	88,652	85,283
Total liabilities	9,076,045	18,279,750
Net assets	$60,318,944	$35,309,586

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
at February 28, 2015

		Vivaldi Orinda
	Vivaldi Orinda	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Net assets consist of:
Paid in capital	$50,578,539	$33,692,338
Accumulated net investment income (loss)	(158,395)	(130,117)
Accumulated net realized gain (loss) on investments	2,869,115	982,646
Net unrealized appreciation (depreciation) on:
Investments	7,082,723	1,088,311
Options	(29,262)	17,260
Foreign currency related transactions	(21)	—
Securities sold short	(23,755)	(482,450)
Futures contracts	—	141,598
Net assets	$60,318,944	$35,309,586

Class A:
Net assets applicable to outstanding Class A shares	$15,127,340	$18,949,294
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	669,998	726,819
Net asset value and redemption price per share	$22.58	$26.07
Maximum offering price per share
(net asset value divided by 95.00%)	$23.77	$27.44

Class I:
Net assets applicable to outstanding Class I shares	$45,191,604	$16,360,292
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,973,165	622,188
Net asset value, offering price
and redemption price per share	$22.90	$26.29

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended February 28, 2015

		Vivaldi Orinda
	Vivaldi Orinda	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Investment income:
Dividends (net of foreign taxes withheld
of $6,056 and $6,201, respectively)	$926,165	$460,239
Interest	2,917	46,078
Total investment income	929,082	506,317
Expenses:
Investment advisory fees (Note 5)	2,026,432	691,064
Administration fees (Note 5)	183,025	129,887
Distribution fees (Note 6)
Distribution fees - Class A	69,013	51,252
Service fees (Note 7)
Service fees - Class A	31,988	30,751
Service fees - Class I	55,236	16,058
Transfer agent fees and expenses	97,650	60,965
Federal and state registration fees	37,025	30,776
Audit fees	23,217	20,105
Compliance expense	25,873	22,852
Legal fees	43,001	49,001
Reports to shareholders	22,998	9,001
Trustees’ fees and expenses	9,553	7,497
Custody fees	6,253	2,516
Other	45,595	43,058
Total expenses before dividends
and interest on short positions	2,676,859	1,164,783
Dividends expense on short positions	209,979	98,764
Broker interest expense on short positions	992,447	110,829
Total expenses before reimbursement from advisor	3,879,285	1,374,376
Expense reimbursement from advisor (Note 5)	(81,749)	(231,614)
Net expenses	3,797,536	1,142,762
Net investment loss	$(2,868,454)	$(636,445)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Continued)
For the Year Ended February 28, 2015

		Vivaldi Orinda
	Vivaldi Orinda	Macro
	Hedged Equity	Opportunities
	Fund	Fund
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$18,891,143	$1,837,356
Options	(1,771,463)	(353,310)
Foreign currency related transactions	(186)	(1,225)
Securities sold short	1,615,853	437,624
Written options contracts	207,617	246,342
Futures contracts	620,438	237,498
Long-term capital gain distributions
from regulated investment companies	—	19,215
Net change in unrealized gain (loss) on:
Investments	(20,853,073)	(1,632,043)
Options	(19,770)	131,725
Foreign currency related transactions	(74)	(117)
Securities sold short	592,959	(383,023)
Written options contracts	(65,881)	(53,746)
Futures contracts	(84,773)	119,335
Net realized and unrealized gain (loss) on investments	(867,210)	605,631
Net decrease in net assets resulting from operations	$(3,735,664)	$(30,814)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Vivaldi Orinda Hedged Equity Fund

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Operations:
Net investment loss	$(2,868,454)	$(4,412,592)
Net realized gain on investments	19,563,402	4,509,392
Net change in unrealized appreciation (depreciation)
on investments	(20,430,612)	12,188,992
Net increase (decrease) in net assets
resulting from operations	(3,735,664)	12,285,792
Distributions to Shareholders From:
Net realized gains
Class A shares	(2,854,921)	(995,706)
Class I shares	(8,414,662)	(2,927,945)
Total distributions	(11,269,583)	(3,923,651)
Capital Share Transactions:
Proceeds from shares sold
Class A shares	7,353,773	24,685,659
Class I shares	28,339,809	34,103,350
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	2,521,189	900,286
Class I shares	7,501,197	2,317,805
Cost of shares redeemed
Class A shares	(31,537,538)	(8,068,970)
Class I shares	(88,318,572)	(25,317,846)
Redemption fees retained
Class A shares	4,386	4,341
Class I shares	16,138	2,874
Net increase (decrease) in net assets
from capital share transactions	(74,119,618)	28,627,499
Total increase (decrease) in net assets	(89,124,865)	36,989,640
Net Assets:
Beginning of period	149,443,809	112,454,169
End of period	$60,318,944	$149,443,809
Accumulated net investment loss	$(158,395)	$(829,294)
Changes in Shares Outstanding:
Shares sold
Class A shares	290,083	927,481
Class I shares	1,077,120	1,273,637
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	111,953	33,480
Class I shares	328,568	85,465
Shares redeemed
Class A shares	(1,233,909)	(302,921)
Class I shares	(3,401,242)	(947,213)
Net increase (decrease) in shares outstanding	(2,827,427)	1,069,929

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Vivaldi Orinda Macro Opportunities Fund

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014
Operations:
Net investment loss	$(636,445)	$(853,234)
Net realized gain on investments	2,423,500	140,315
Net change in unrealized appreciation (depreciation)
on investments	(1,817,869)	2,457,259
Net increase (decrease) in net assets
resulting from operations	(30,814)	1,744,340
Distributions to Shareholders From:
Net realized gains
Class A shares	(232,411)	(40,374)
Class I shares	(143,501)	(40,686)
Total distributions	(375,912)	(81,060)
Capital Share Transactions:
Proceeds from shares sold
Class A shares	9,088,896	9,323,542
Class I shares	8,835,089	8,935,249
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	225,625	38,942
Class I shares	142,539	40,303
Cost of shares redeemed
Class A shares	(11,100,769)	(6,603,620)
Class I shares	(12,599,075)	(2,499,429)
Redemption fees retained
Class A shares	1,496	831
Class I shares	903	434
Net increase (decrease) in net assets
from capital share transactions	(5,405,296)	9,236,252
Total increase (decrease) in net assets	(5,812,022)	10,899,532
Net Assets:
Beginning of period	41,121,608	30,222,076
End of period	$35,309,586	$41,121,608
Accumulated net investment loss	$(130,117)	$(232,732)
Changes in Shares Outstanding:
Shares sold
Class A shares	350,278	368,872
Class I shares	338,122	352,147
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	8,739	1,536
Class I shares	5,476	1,582
Shares redeemed
Class A shares	(427,913)	(262,404)
Class I shares	(484,798)	(99,596)
Net increase (decrease) in shares outstanding	(210,096)	362,137

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2015

Vivaldi Orinda Hedged Equity Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$(3,735,664)
Adjustments to reconcile net decrease in net assets
from operations to net cash used in operating activities:
Purchases of investments	(195,487,170)
Proceeds for dispositions of investment securities	257,467,876
Proceeds of short term investments, net	56,699,427
Increase in deposits at broker	(622,823)
Increase in dividends and interest receivable	(60,200)
Decrease in receivable for securities sold	2,830,205
Increase in prepaid expenses and other assets	(44)
Premiums received on options written	245,924
Premiums paid for closing options written	(169,188)
Decrease in unrealized appreciation on futures contracts	84,773
Proceeds on securities sold short	156,848,994
Purchases to cover short sales	(184,943,302)
Decrease in due to broker	(7,881,914)
Decrease in payable for securities purchased	(4,578,445)
Decrease in payable for dividends on short positions	(8,060)
Decrease in accrued management fees	(175,431)
Decrease in accrued administration fees	(9,673)
Decrease in distribution and service fees	(9,230)
Decrease in custody fees	(7)
Decrease in transfer agent expenses	(3,287)
Increase in other accrued expenses	34,590
Unrealized depreciation on securities	20,345,765
Net realized gain on investments	(18,927,152)
Net cash provided by operating activities	77,945,964

Cash flows from financing activities:
Proceeds from shares sold	36,350,741
Payment on shares redeemed	(119,914,346)
Distributions paid in cash	(1,247,197)
Net cash used in financing activities	(84,810,802)
Net decrease in cash	(6,864,838)

Cash:
Beginning balance	26,413,664
Ending balance	$19,548,826

Supplemental information:
Cash paid for interest	$992,447

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

Increase (decrease) in cash —

Cash flows from operating activities:
Net decrease in net assets from operations	$(30,814)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(94,807,312)
Proceeds for dispositions of investment securities	95,272,390
Proceeds of short term investments, net	10,987,869
Increase in deposits at broker	(5,575,002)
Decrease in deposits at broker - foreign currency	7,890
Decrease in dividends and interest receivable	30,100
Decrease in return of capital	5,730
Increase in due from advisor	(350)
Increase in receivable for securities sold	(380,728)
Increase in unrealized appreciation on futures contracts	(119,335)
Increase in prepaid expenses and other assets	(2,605)
Premiums received on options written	317,200
Premiums paid for closing options written	(67,504)
Decrease in foreign currency payable	(32,016)
Proceeds on securities sold short	58,183,088
Purchases to cover short sales	(48,287,047)
Decrease in payable for variation margin on futures contracts	(225)
Increase in payable for securities purchased	585,503
Increase in payable for dividends on short positions	1,551
Decrease in accrued management fees	(45,817)
Decrease in accrued administration fees	(106)
Increase in distribution and service fees	8,815
Decrease in custody fees	(2,476)
Increase in transfer agent expenses	108
Increase in other accrued expenses	39,804
Unrealized depreciation on securities	1,937,087
Net realized gain on investments	(2,165,401)
Decrease in amortization	5,317
Net cash provided by operating activities	15,865,714

Cash flows from financing activities:
Proceeds from shares sold	17,957,055
Payment on shares redeemed	(23,664,800)
Distributions paid in cash	(7,748)
Net cash used in financing activities	(5,715,493)
Net increase in cash	10,150,221

Cash:
Beginning balance	1,781,808
Ending balance	$11,932,029

Supplemental information:
Cash paid for interest	$110,829

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Vivaldi Orinda Hedged Equity Fund

For a capital share outstanding throughout the period

Class A
	For the	For the	For the	March 31, 2011
	Year Ended	Year Ended	Year Ended	through
	February 28,	February 28,	February 28,	February 29,
	2015	2014	2013	2012*
Net Asset Value – Beginning of Period	$27.14	$25.43	$25.43	$25.00
Income from Investment Operations:
Net investment income (loss)	(1.44)	(0.58)	(1.33)	(0.21)
Net realized and unrealized
gain (loss) on investments	1.13	3.05	1.34	0.64
Total from investment operations	(0.31)	2.47	0.01	0.43
Less Distributions:
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	(4.25)	(0.76)	(0.01)	—
Total distributions	(4.25)	(0.76)	(0.01)	—
Redemption fees	0.00 ~	0.00 ~	—	—
Net Asset Value – End of Period	$22.58	$27.14	$25.43	$25.43
Total Return	(1.10)%	9.73%	0.04%	1.72	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$15,127	$40,760	$21,461	$43,583
Ratio of operating expenses
to average net assets:
Before Reimbursements	3.85%	4.21%	4.86%	4.38	%^
After Reimbursements	3.79%	4.13%	4.72%	3.90	%^
Ratio of interest expense and dividends
on short positions to average net assets	1.13%	1.22%	1.77%	0.95	%^
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets:
Before Reimbursements	2.72%	2.99%	3.09%	3.43	%^
After Reimbursements	2.66%	2.91%	2.95%	2.95	%^
Ratio of net investment income (loss)
to average net assets:
Before Reimbursements	(2.94)%	(3.68)%	(3.85)%	(3.68	)%^
After Reimbursements	(2.88)%	(3.60)%	(3.71)%	(3.20	)%^
Portfolio turnover rate	240%	157%	130%	87	%+

*	Commencement of operations for Class A shares was March 31, 2011.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Vivaldi Orinda Hedged Equity Fund

For a capital share outstanding throughout the period

Class I
	For the	For the	For the	March 31, 2011
	Year Ended	Year Ended	Year Ended	through
	February 28,	February 28,	February 28,	February 29,
	2015	2014	2013	2012*
Net Asset Value – Beginning of Period	$27.39	$25.58	$25.50	$25.00
Income from Investment Operations:
Net investment income (loss)	(1.14)	(0.83)	(0.91)	(0.28)
Net realized and unrealized
gain (loss) on investments	0.90	3.40	1.00	0.78
Total from investment operations	(0.24)	2.57	0.09	0.50
Less Distributions:
Dividends from net investment income	—	—	—	—
Distributions from net realized gains	(4.25)	(0.76)	(0.01)	—
Total distributions	(4.25)	(0.76)	(0.01)	—
Redemption fees	0.00 ~	0.00 ~	—	—
Net Asset Value – End of Period	$22.90	$27.39	$25.58	$25.50
Total Return	(0.83)%	10.06%	0.35%	2.00	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$45,192	$108,684	$90,993	$91,096
Ratio of operating expenses
to average net assets:
Before Reimbursements	3.57%	3.92%	4.68%	4.14	%^
After Reimbursements	3.49%	3.84%	4.52%	3.60	%^
Ratio of interest expense and dividends
on short positions to average net assets	1.13%	1.23%	1.88%	0.96	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before Reimbursements	2.44%	2.69%	2.80%	3.18	%^
After Reimbursements	2.36%	2.61%	2.64%	2.64	%^
Ratio of net investment income (loss)
to average net assets:
Before Reimbursements	(2.71)%	(3.36)%	(3.63)%	(3.46	)%^
After Reimbursements	(2.63)%	(3.28)%	(3.47)%	(2.92	)%^
Portfolio turnover rate	240%	157%	130%	87	%+

*	Commencement of operations for Class I shares was March 31, 2011.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Vivaldi Orinda Macro Opportunities Fund

For a capital share outstanding throughout the period

Class A
	For the	For the	April 30, 2012
	Year Ended	Year Ended	through
	February 28,	February 28,	February 28,
	2015	2014	2013*
Net Asset Value – Beginning of Period	$26.31	$25.22	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.56)	(0.56)	(0.32)
Net realized and unrealized gain (loss) on investments	0.61	1.70	0.56
Total from investment operations	0.05	1.14	0.24
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.29)	(0.05)	(0.02)
Total distributions	(0.29)	(0.05)	(0.02)
Redemption fees	0.00 ~	0.00 ~	—
Net Asset Value – End of Period	$26.07	$26.31	$25.22
Total Return	0.21%	4.54%	0.96	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$18,949	$20,932	$17,347
Ratio of operating expenses
to average net assets:
Before Reimbursements	3.89%	4.42%	5.49	%^
After Reimbursements	3.26%	3.74%	3.80	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.58%	0.81%	0.84	%^
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets:
Before Reimbursements	3.31%	3.61%	4.65	%^
After Reimbursements	2.68%	2.93%	2.96	%^
Ratio of net investment income (loss)
to average net assets:
Before Reimbursements	(2.52)%	(3.10)%	(4.20	)%^
After Reimbursements	(1.89)%	(2.42)%	(2.51	)%^
Portfolio turnover rate	360%	270%	205	%+

*	Commencement of operations for Class A shares was April 30, 2012.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

Vivaldi Orinda Macro Opportunities Fund

For a capital share outstanding throughout the period

Class I
	For the	For the	April 30, 2012
	Year Ended	Year Ended	through
	February 28,	February 28,	February 28,
	2015	2014	2013*
Net Asset Value – Beginning of Period	$26.45	$25.28	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.41)	(0.50)	(0.16)
Net realized and unrealized gain (loss) on investments	0.54	1.72	0.46
Total from investment operations	0.13	1.22	0.30
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized gains	(0.29)	(0.05)	(0.02)
Total distributions	(0.29)	(0.05)	(0.02)
Redemption fees	0.00 ~	0.00 ~	—
Net Asset Value – End of Period	$26.29	$26.45	$25.28
Total Return	0.52%	4.85%	1.20	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$16,360	$20,190	$12,875
Ratio of operating expenses
to average net assets:
Before Reimbursements	3.58%	4.12%	5.77	%^
After Reimbursements	2.95%	3.44%	3.46	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.57%	0.81%	0.80	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before Reimbursements	3.02%	3.31%	4.97	%^
After Reimbursements	2.39%	2.63%	2.66	%^
Ratio of net investment income (loss)
to average net assets:
Before Reimbursements	(2.19)%	(2.80)%	(4.41	)%^
After Reimbursements	(1.56)%	(2.12)%	(2.10	)%^
Portfolio turnover rate	360%	270%	205	%+

*	Commencement of operations for Class I shares was April 30, 2012.
+	Not Annualized
^	Annualized
~	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 2015

NOTE 1 – ORGANIZATION

The Vivaldi Orinda Hedged Equity Fund (the “Hedged Equity” Fund) and the Vivaldi Orinda Macro Opportunities Fund (the “Macro Opportunities” Fund, and each a “Fund” and collectively the “Funds”) are each diversified series of Advisors Series Trust (the “Trust”), which are registered under the Investment Company Act of 1940, as amended,  (“1940 Act”), as open-end management investment companies.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  Effective December 5, 2014, the name of the Orinda SkyView Multi-Manager Hedged Equity Fund changed to the Vivaldi Orinda Hedged Equity Fund.  Also, effective December 5, 2014, the name of the Orinda SkyView Macro Opportunities Fund changed to the Vivaldi Orinda Macro Opportunities Fund.  The investment objective of the Hedged Equity Fund is long-term capital appreciation, and in pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.  The Hedged Equity Fund commenced operations on March 31, 2011 and offers Class A and Class I shares.  The investment objective of the Macro Opportunities Fund is to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles.  In pursuing its objective, the Macro Opportunities Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices.  The Macro Opportunities Fund commenced operations on April 30, 2012 and offers Class A and Class I shares.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended 2012-2014 for Hedged Equity and 2013-2014 for Macro Opportunities, or expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Funds, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.
Redemption Fees:  The Hedged Equity Fund and Macro Opportunities Fund each charge a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

G.
Options Transactions:  The Funds may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Funds’ custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.  The Funds use futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds.  Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

I.
Leverage and Short Sales:  The Funds may use leverage in connection with their investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Funds if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Funds will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Funds of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Funds will realize a loss.  The risk on a short sale is unlimited because the Funds must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Funds would also incur increased transaction costs associated with selling securities short.  In addition, if the Funds sell securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Funds’ broker (not including the proceeds from the short sales).  The Funds may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Funds may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

J.
Mutual Fund and ETF Trading Risk:  The Funds may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Funds will indirectly bear their proportionate share of the costs.

K.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended February 28, 2015, the Funds made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Hedged Equity Fund	$3,539,353	$(168,906)	$(3,370,447)
Macro Opportunity Fund	739,060	(739,126)	66

L.
Offsetting Assets & Liabilities:  The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The Funds’ policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts.  During the year ended February 28, 2015, the Funds were not subject to any master netting arrangements.  For additional information regarding the offsetting assets and liabilities at February 28, 2015, please reference the table in Note 4.

M.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Hedged Equity Fund’s securities as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$8,102,299	$—	$—	$8,102,299
Consumer Staples	2,685,958	—	—	2,685,958
Energy	3,041,840	—	—	3,041,840
Financials	8,200,832	—	—	8,200,832
Health Care	7,038,735	—	—	7,038,735
Industrials	6,750,587	—	—	6,750,587
Information Technology	4,145,580	—	—	4,145,580
Materials	2,677,754	—	—	2,677,754
Telecommunication Services	576,298	—	—	576,298
Utilities	970,324	—	—	970,324
Total Common Stocks	44,190,207	—	—	44,190,207
Exchange-Traded Funds	1,829,200	—	—	1,829,200
Closed-End Mutual Funds	1,560,282	—	—	1,560,282
Purchased Options
Put Options	156,154	20,820	—	176,974
Total Purchased Options	156,154	20,820	—	176,974
Total Investments in Securities	$47,735,843	$20,820	$—	$47,756,663
Securities Sold Short	$7,153,102	$—	$234	$7,153,336

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities.  Transfers between levels are recognized at February 28, 2015, the end of the reporting period.  During the year ended February 28, 2015, the Hedged Equity Fund recognized no transfers to/from level 1 or level 2.  The Hedged Equity Fund held two level 3 securities. One of the securities related to warrants which held no value at February 28, 2015.

The following is a reconciliation of the Vivaldi Orinda Hedged Equity Fund’s level 3 investments for which significant unobservable inputs were used in determining fair value.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Investments in Securities, at Value
Securities Sold Short
Balance as of February 28, 2014	$(49,538)
Accrued discounts/premiums	—
Realized gain/(loss)	136,420
Change in unrealized appreciation/(depreciation)	(93,641)
Purchases	—
Cover Buy	6,525
Transfers in and/or out of level 3	—
Balance as of February 28, 2015	$(234)

As of December 24, 2014, the Valuation Committee has priced the securities as of the last trade price.  Since the securities’ fair value utilized significant unobservable inputs due to the lack of available market data, the securities are categorized as level 3 of the fair value hierarchy.

The following is a summary of the fair valuation hierarchy of the Macro Opportunities Fund’s securities as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,679,731	$—	$—	$4,679,731
Consumer Staples	927,420	—	—	927,420
Energy	2,133,481	—	—	2,133,481
Financials	2,767,461	—	—	2,767,461
Health Care	4,380,944	—	—	4,380,944
Industrials	3,130,515	—	—	3,130,515
Information Technology	3,400,295	—	—	3,400,295
Materials	2,694,866	—	—	2,694,866
Telecommunication Services	138,240	—	—	138,240
Total Common Stocks	24,252,953	—	—	24,252,953
REITs	62,985	—	—	62,985
Exchange-Traded Funds	3,353,647	—	—	3,353,647
Closed-End Mutual Funds	623,159	—	—	623,159
Purchased Options
Call Options	63,700	—	—	63,700
Total Purchased Options	63,700	—	—	63,700
Total Investments in Securities	$28,356,444	$—	$—	$28,356,444
Securities Sold Short	$15,202,471	$—	$—	$15,202,471
Other Financial Instruments*
Long Futures Contracts	$680	$—	$—	$680
Short Futures Contracts	140,918	—	—	140,918
Total Other Financial
Instruments	$141,598	$—	$—	$141,598

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities. Transfers between levels are recognized at February 28, 2015, the end of the reporting period.  During the year ended February 28, 2015, the Macro Opportunities Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Vivaldi Orinda Macro Opportunities Fund on February 28, 2015.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Funds may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information
The average monthly market values of purchased and written options during the year ended February 28, 2015 for the Hedged Equity Fund were $1,126,187 and $31,145, respectively.  The average monthly notional amount of long futures contracts during the year ended February 28, 2015 was $4,213,367.

The average monthly market values of purchased and written options during the year ended February 28, 2015 for the Macro Opportunities Fund were $73,273 and $13,522, respectively.  The average monthly notional amounts of long and short futures contracts during the year ended February 28, 2015 were $7,314,990 and $7,995,639, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Vivaldi Orinda Hedged Equity Fund

Transactions in written options contracts for the year ended February 28, 2015, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	(550)	$(130,881)
Options written	(1,210)	(245,924)
Options closed	1,001	116,767
Options expired	759	260,038
Options exercised	—	—
Outstanding at February 28, 2015	—	$—

Vivaldi Orinda Macro Opportunities Fund

Transactions in written options contracts for the year ended February 28, 2015, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	(58)	$(59,066)
Options written	(3,648)	(317,201)
Options closed	1,150	96,149
Options expired	1,615	217,697
Options exercised	941	62,421
Outstanding at February 28, 2015	—	$—

As of February 28, 2015, the Macro Opportunities Fund held the following long futures contracts: 4 RBOB Gasoline, 3 100 Ounce Gold, and 3 Silver futures for delivery at various times.  The Fund has recorded an unrealized gain of $680 as of February 28, 2015 related to these contracts.

As of February 28, 2015, the Macro Opportunities Fund also held the following short futures contracts: 8 Australian Dollar Currency, 5 Copper, 8 Euro FX Currency, 13 British Pound, 11 Japanese Yen Currency,  and 4 30-Year U.S. Treasury Bond futures for delivery at various times.  The Fund has recorded an unrealized gain of $140,918 as of February 28, 2015 related to these contracts.

The locations on the Statement of Assets and Liabilities of the Hedged Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Values of Derivative Instruments as of February 28, 2015 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts –	Investments,
Options	at fair value	$176,974	N/A	—

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(1,771,463)	$207,617	$620,438	$(943,408)
Total	$(1,771,463)	$207,617	$620,438	$(943,408)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(19,770)	$(65,881)	$(84,773)	$(170,424)
Total	$(19,770)	$(65,881)	$(84,773)	$(170,424)

The locations on the Statement of Assets and Liabilities of the Macro Opportunities Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Values of Derivative Instruments as of February 28, 2015 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not accounted
for as hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Net Assets –
unrealized
depreciation
Commodity Contracts –	on futures
Futures*	contracts	$ (11,520)	N/A	—
Equity Contracts –	Investments,
Options	at fair value	$ 63,700	N/A	—
Net Assets –
unrealized
appreciation
Foreign Exchange Contracts –	on futures
Futures*	contracts	$ 157,000	N/A	—
Net Assets –
unrealized
appreciation
Interest Rate Contracts –	on futures
Futures*	contracts	$ (3,882)	N/A	—
Total		$ 205,298		—

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Futures Contracts.  The current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(353,310)	$246,342	$237,498	$130,530
Total	$(353,310)	$246,342	$237,498	$130,530

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$131,725	$(53,746)	$119,335	$197,314
Total	$131,725	$(53,746)	$119,335	$197,314

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

The table below shows the offsetting assets and liabilities relating to the written options and futures contracts shown on the Statement of Assets and Liabilities.

Vivaldi Orinda Macro Opportunities Fund

Assets:
Gross Amounts not
		Gross	Net Amounts	offset in the Statement
		Amounts	Presented	of Assets and Liabilities
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Futures
Contracts	$141,598	$—	$141,598	$—	$—	$141,598
	$141,598	$—	$141,598	$—	$—	$141,598
Liabilities:
Gross Amounts not
		Gross	Net Amounts	offset in the Statement
		Amounts	Presented	of Assets and Liabilities
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Futures
Contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—

For additional information, please reference the “Offsetting Assets and Liabilities” section in Note 2.

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2015, Orinda Asset Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Funds.  On October 20, 2014, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Vivaldi Orinda Hedged Equity Fund, Vivaldi Orinda Macro Opportunities Fund (formerly the Orinda SkyView Multi-Manager Hedged Equity Fund and Orinda SkyView Macro Opportunities Fund, respectively) and Orinda Asset Management, LLC (the “Advisor”), investment advisor of the Fund, pursuant to which the Advisor has agreed to reduce the Fund’s management fee from 1.96% to 1.75%, effective October 20, 2014. The Advisor

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

fee was temporarily changed from 1.96% to 1.70% from June 3, 2014 through June 10, 2014. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.75% based upon the average daily net assets of the Hedged Equity and Macro Opportunities Funds.  For the year ended February 28, 2015, the Hedged Equity Fund and the Macro Opportunities Fund incurred $2,026,432 and $691,064 in advisory fees, respectively.  Advisory fees payable at February 28, 2015 for the Hedged Equity Fund and the Macro Opportunities Fund were $47,312 and $0, respectively.  The Advisor has delegated the day to day management of the Hedged Equity and Macro Opportunities Funds to various Sub-Advisors.  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

Vivaldi Orinda Hedged Equity Fund
Class A	2.45%	*
Class I	2.15%	*

Vivaldi Orinda Macro Opportunities Fund
Class A	2.55%	**
Class I	2.25%	**

*
The Board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 2.75% and 2.44% to 2.45% and 2.15% for Class A and Class I, respectively, effective October 20, 2014. The Expense Caps were temporarily changed from 2.75% and 2.44% to 2.40% and 2.09% for Class A and Class I, respectively, from June 3, 2014 through June 10, 2014.

**
The Board approved an amendment to the Operating Expenses Limitation Agreement between the Trust, on behalf of the Fund, and the Advisor, pursuant to which the Advisor has agreed to reduce the Fund’s Expense Caps from 2.76% and 2.46% to 2.55% and 2.25% for Class A and Class I, respectively, effective October 20, 2014. The Expense Caps were temporarily changed from 2.76% and 2.46% to 2.50% and 2.20% for Class A and Class I, respectively, from June 3, 2014 through June 10, 2014.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Funds’ obligations are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Funds’ expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2015, the Advisor reduced its fees and absorbed Fund expenses in the amount of $81,749 and $231,614 for the Hedged Equity

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

and the Macro Opportunities Fund, respectively.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	2017	2018	Total
Hedged Equity Fund	$195,481	$107,205	$ 81,749	$384,435
Macro Opportunities Fund	$236,777	$257,610	$231,615	$726,002

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended February 28, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Vivaldi Orinda Hedged Equity Fund

Administration & fund accounting	$183,025
Custody	$6,253
Transfer agency(a)	$82,047
Chief Compliance Officer	$25,873

(a) Does not include out-of-pocket expenses.

Vivaldi Orinda Macro Opportunities Fund

Administration & fund accounting	$129,887
Custody	$2,516
Transfer agency(a)	$49,808
Chief Compliance Officer	$22,852

(a) Does not include out-of-pocket expenses.

At February 28, 2015, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Vivaldi Orinda Hedged Equity Fund

Administration & fund accounting	$40,632
Custody	$1,863
Transfer agency(a)	$18,963
Chief Compliance Officer	$6,442

(a) Does not include out-of-pocket expenses.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Vivaldi Orinda Macro Opportunities Fund

Administration & fund accounting	$31,866
Custody	$1,492
Transfer agency(a)	$12,536
Chief Compliance Officer	$5,010

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2015, the Hedged Equity and Macro Opportunities Funds incurred distribution expenses on their Class A shares of $69,013 and $51,252, respectively.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Hedged Equity Fund may pay servicing fees at an annual rate of 0.13% of the average daily net assets of the Class A shares and 0.07% of the average daily net assets of the Class I shares and the Macro Opportunities Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A shares and 0.10% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2015, the Funds incurred, under the Agreement, shareholder servicing fees as follows:

Vivaldi Orinda Hedged Equity Fund
Class A	$31,988
Class I	$55,236

Vivaldi Orinda Macro Opportunities Fund
Class A	$30,751
Class I	$16,058

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended February 28, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Hedged Equity Fund	$190,942,479	$253,751,906
Macro Opportunities Fund	$ 94,280,957	$ 92,678,638

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Hedged	Macro
	Equity	Opportunities
	Fund	Fund
Cost of investments(a)	$41,268,720	$27,500,774
Gross unrealized appreciation	7,338,698	1,515,889
Gross unrealized depreciation	(850,755)	(660,219)
Net unrealized appreciation	6,487,943	855,670
Undistributed ordinary income	—	997,490
Undistributed long-term capital gain	3,656,366	416,038
Total distributable earnings	3,656,366	1,413,528
Other accumulated gains/(losses)	(403,904)	(651,950)
Total accumulated earnings/(losses)	$9,740,405	$1,617,248

(a)
The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, partnership income, outstanding constructive sales, and passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

At February 28, 2015, the Hedged Equity Fund had no tax basis capital losses to offset future capital gains.  At February 28, 2015, the Macro Opportunities Fund had no tax basis capital losses to offset future capital gains.  The wash sales on short positions, post 30 wash sales, post-October losses, section 1256 MTM, straddles, unsettled short deferrals, and unrealized on shorts/options/futures are included in other accumulated gain/loss.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2015 and 2014 were as follows:

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Hedged Equity Fund
Ordinary income	$—	$—
Long-term capital gains	11,269,583	3,923,651

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Macro Opportunities Fund
Ordinary income	$—	$76,709
Long-term capital gains	375,912	4,351

At February 28, 2015, the following funds deferred, on a tax basis, post-October losses of:

	Late Year Ordinary	Short-Term
	Loss Deferral	Loss
Hedged Equity Fund	$132,694	$—
Macro Opportunities Fund	—	—

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

For the year ended February 28, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hedged Equity Fund	0.00%
Macro Opportunities Fund	0.00%

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2015 was as follows:

Hedged Equity Fund	0.00%
Macro Opportunities Fund	0.00%

NOTE 11 – REPORT OF THE ORINDA SKYVIEW FUNDS’ SPECIAL SHAREHOLDER MEETING AND SUBSEQUENT EVENTS

At a special meeting of shareholders held on August 15, 2014, shareholders of each of the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Hedged Equity Fund”) and Orinda SkyView Macro Opportunities Fund (the “Macro Fund”) (each a “Fund,” together, the “Funds”) voted on the following: Proposal 1) a new investment advisory agreement between Vivaldi Asset Management, LLC (“Vivaldi”) and Advisors Series Trust (the “Trust”) for Vivaldi to become investment adviser to the Funds; and Proposal 2) a “manager of managers” structure for the Funds under Vivaldi as the investment adviser.

All Fund shareholders of record at the close of business on June 13, 2014 were entitled to vote.  As of the record date, the Hedged Equity Fund had 5,126,986 shares outstanding.  Of the 2,690,631 shares present in person or by proxy at the meeting on August 15, 2014: 2,181,119 shares or 81.1% voted in favor of Proposal 1 (representing 42.5% of total outstanding shares); 449,192 shares or 16.7% were voted against Proposal 1 (representing 8.8% of the total outstanding shares); and 60,320 shares or 2.24% abstained from voting on Proposal 1 (representing 1.18% of total outstanding shares).  Accordingly, Proposal 1 was approved for the Hedged Equity Fund.  Of the 2,690,631 shares present in person or by proxy at the meeting on August 15, 2014: 2,177,051 shares or 80.9% voted in favor of Proposal 2 (representing 42.5% of total outstanding shares); 183,583 shares or 6.8% were voted against Proposal 2 (representing 3.6% of the total outstanding shares); and 329,995 shares or 12.26% abstained from voting on Proposal 2 (representing 6.44% of total outstanding shares).  Accordingly, Proposal 2 was approved for the Hedged Equity Fund.

As of the record date, the Macro Fund had 1,406,757 shares outstanding.  Of the 765,491 shares present in person or by proxy at the meeting on August 15, 2014: 584,811 shares or 76.4% voted in favor of Proposal 1 (representing 41.6% of total outstanding shares); 164,794 shares or 21.5% were voted against Proposal 1 (representing 11.7% of the total outstanding shares); and 15,886 shares or 2.08% abstained from voting on Proposal 1 (representing 1.13% of total outstanding shares).  Accordingly, Proposal 1 was approved for the Macro Fund.  Of the 765,491 shares present in person or by proxy at the meeting on August 15, 2014: 582,450 shares or 76.1% voted in favor of Proposal 2 (representing 41.4% of total outstanding shares); 34,331 shares or 4.5% were voted against Proposal 2 (representing 2.4% of the total outstanding shares); and 148,709 shares or 19.43% abstained from voting on Proposal 2 (representing 10.57% of total outstanding shares).  Accordingly, Proposal 2 was approved for the Macro Fund.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Orinda has agreed not to resign as investment adviser, and Vivaldi will not accept the engagement as investment adviser, unless and until the Trust and Vivaldi obtain a Multi-Manager Exemptive Order from the U.S. Securities and Exchange Commission (the “SEC”).  Upon receipt of the requested Multi-Manager Exemptive Order from the SEC, shareholders of the Funds will be notified and receive updated Fund documents.

Effective October 20, 2014, each Fund reduced its management fee to 1.75% of average daily net assets, the Hedged Equity Fund reduced its expense caps to 2.45% and 2.15% of average daily net assets of the Class A and Class I shares, respectively, and the Macro Fund reduced its expense caps to 2.55% and 2.25% of average daily net assets of the Class A and Class I shares, respectively. The expense caps for both Funds will remain in effect through at least October 20, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Vivaldi Orinda Funds

We have audited the accompanying statements of assets and liabilities of the Vivaldi Orinda Hedged Equity Fund and Vivaldi Orinda Macro Opportunities Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2015, and with respect to the Vivaldi Orinda Hedged Equity Fund the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 31, 2011 (commencement of operations) to February 29, 2012, with respect to Vivaldi Orinda Macro Opportunities Fund the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period April 30, 2012 (commencement of operations) to February 28, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vivaldi Orinda Hedged Equity Fund and Vivaldi Orinda Macro Opportunities Fund as of February 28, 2015, the results of their operations, cash flows, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2015

EXPENSE EXAMPLE
February 28, 2015 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2014 to February 28, 2015.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
February 28, 2015 (Unaudited)

Vivaldi Orinda Hedged Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/14	2/28/15	9/1/14 – 2/28/15
Actual
Class A	$1,000.00	$1,014.80	$17.33
Class I	$1,000.00	$1,015.80	$15.99

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,007.59	$17.27
Class I	$1,000.00	$1,008.93	$15.94

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 3.47% and 3.20%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

Vivaldi Orinda Macro Opportunities Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/14	2/28/15	9/1/14 – 2/28/15
Actual
Class A	$1,000.00	$1,007.50	$16.67
Class I	$1,000.00	$1,008.98	$15.25

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,008.18	$16.68
Class I	$1,000.00	$1,009.62	$15.25

(1)
Expenses are equal to the Class A and Class I fund shares’ annualized expense ratios of 3.35% and 3.06%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

NOTICE TO SHAREHOLDERS
at February 28, 2015 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	3	Trustee, Advisors
(age 68)		term	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing		series not affiliated
Milwaukee, WI 53202		March	management) (2012 to present);		with the Funds);
		2014.	Trustee and Chair (2000 to		Independent
			2012), New Covenant		Trustee from 1999
			Mutual Funds (1999-2012);		to 2012, New
			Director and Board Member,		Covenant Mutual
			Alpha Gamma Delta Foundation		Funds.
(philanthropic organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	3	Trustee, Advisors
(age 78)		term	Consultant and former		Series Trust (for
615 E. Michigan Street		since	Executive Vice President		series not affiliated
Milwaukee, WI 53202		February	and Chief Operating		with the Funds);
		1997.	Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee, Advisors
(age 80)		term	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Funds);
		2002.			Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	3	Trustee, Advisors
(age 75)		term	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Funds).
1997.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	3	Trustee, Advisors
(age 67)	Trustee	term	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Funds).
2008.

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 67)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance
(age 47)	Principal	term since	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive	June 2003.	Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 53)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial	December 2007.	Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 43)	Treasurer	term since	and Administration, U.S. Bancorp
615 E. Michigan Street		September 2013.	Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term since	and Administration, U.S. Bancorp
615 E. Michigan Street		September 2013.	Fund Services, LLC (June 2004
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 57)	Chief Compliance	term since	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and	September 2009.	to present).
Milwaukee, WI 53202	AML Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp
(age 44)		term since	Fund Services, LLC (November 2013 to
615 E. Michigan Street		January 2015.	present); Assistant General Counsel and
Milwaukee, WI 53202			Assistant Secretary, The Northwestern
Mutual Life Insurance Company
(December 2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited)

Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund

At a meeting held on December 2-4, 2014, the Board (which is comprised five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (“Orinda” or the “Adviser”) for another annual term for the Orinda SkyView Multi-Manager Hedged Equity Fund (the “Hedged Equity Fund”) and the Orinda SkyView Macro Opportunities Fund (the “Macro Fund”) (together, the “Funds”).  In addition, the Board considered and approved the continuance of the investment sub-advisory agreements (the “Sub-Advisory Agreements”) for the Hedged Equity Fund with GRT Capital Partners, LLC and Weatherbie Capital, LLC (formerly, M.A. Weatherbie & Co., Inc.) and for the Macro Fund with Crescat Portfolio Management, LLC (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) for another annual term.  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Funds, the Adviser, each of the Sub-Advisers and the services provided by the Adviser and each Sub-Adviser to the Funds under the Advisory and Sub-Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory and Sub-Advisory Agreements.  For purposes of this disclosure, unless indicated otherwise, the term “Adviser” refers to each of Orinda as the Adviser and each Sub-Adviser, and the term “Advisory Agreement” refers to each of the Orinda Advisory Agreement and each Sub-Advisory Agreement.

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISERS UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in the day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance programs, their chief compliance officers, the Advisers’ compliance records, and the Advisers’ disaster recovery/business continuity plans.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with Orinda in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including Orinda’s risk management

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

process.  The Board took into account the oversight responsibilities of Orinda, as the Adviser, over the Sub-Advisers both in terms of investments as well as compliance monitoring.  The Board considered that the lead sub-advisory agreement with SkyView Investment Advisors, LLC (“SkyView”) was not being renewed and that SkyView would no longer be acting as Lead Sub-Adviser to the Funds.  The Board also considered that Orinda would have access to Vivaldi Asset Management, LLC, a current sub-adviser to the Funds, in connection with its review of the performance of the other sub-advisers to the Funds.  The Board concluded that the Advisers have the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISERS UNDER THE ADVISORY AGREEMENTS.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the performance of the Funds as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Funds, as well as their levels of risk tolerance, may differ significantly from funds in the peer universe.  The Board also noted that Orinda was continuing to monitor each Sub-Adviser’s performance.  The Board further took into account recent changes made to the sub-advisers to the Funds, which changes were made, in part, in an effort to improve performance.

Orinda SkyView Multi-Manager Hedged Equity Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and peer group average for all relevant periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and peer group average for all relevant periods.

The Board further noted that Orinda does not manage any other accounts with the same or a similar strategy as the Fund, and reviewed the performance of the Fund against broad-based securities market benchmarks.  With respect to the Sub-Advisers, the Board considered any differences in performance between the Sub-Advisers’ similarly managed accounts and the portion of the Fund managed by each Sub-Adviser.

Orinda SkyView Macro Opportunities Fund: The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was below its peer group median and peer group average for all relevant periods.

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and above its peer group average for the one-year period and below the peer group median and peer group average for the since inception period.

The Board further noted that Orinda does not manage any other accounts with the same or a similar strategy as the Fund, and reviewed the performance of the Fund against broad-based securities market benchmarks.  With respect to the Sub-Advisers, the Board considered any differences in performance between the Sub-Advisers’ similarly managed accounts and the portion of the Fund managed by each Sub-Adviser.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of each Fund.  The Board reviewed information as to the fees and expenses of advisers and funds within the relevant peer funds and separate accounts for other types of clients advised by the Adviser, as well as all expense waivers and reimbursements.  The Board noted that the Adviser had recently agreed to contractually reduce its advisory fees.  The Board also noted that the Adviser did not manage any other accounts with the same or a similar strategy.  In reviewing sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by Orinda out of its advisory fee and not directly by the Funds and that the fee rates were the result of arms-length negotiations between Orinda and each Sub-Adviser.

Orinda SkyView Multi-Manager Hedged Equity Fund: The Board noted that Orinda  had recently contractually agreed to lower and maintain an annual expense ratio for the  Fund of 2.45% for Class A shares and 2.15% for Class I shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares and Class I shares was above the peer group median and peer group average.  The Board noted that the Fund’s contractual advisory fee was significantly above the peer group median and peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by Orinda from the Fund during the most recent fiscal year were significantly above the peer group median and peer group average.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group.

Orinda SkyView Macro Opportunities Fund: The Board noted that Orinda had recently contractually agreed to lower and maintain an annual expense ratio for the Fund of 2.55% for Class A shares and 2.25% for Class I shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Class A shares and Class I shares were above the peer group median and peer group average.  The Board noted that the Fund’s contractual advisory fee was significantly above the

APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

peer group median and peer group average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by Orinda from the Fund during the most recent fiscal year were above the peer group median and peer group average.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by Orinda that should be shared with shareholders.  The Board noted that Orinda has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by Orinda that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISERS AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to Orinda and the Sub-Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, including “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage and benefits received in the form of Rule 12b-1 fees received by Orinda on Class A shares of the Funds.  The Board also reviewed information indicating that the Adviser does not have any advisory clients who invest in the Funds through separately managed accounts of the Adviser and therefore the Adviser was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to Orinda and the Sub-Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement and each Sub-Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser and the sub-advisory arrangements with each Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement and each Sub-Advisory Agreement for the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund would be in the best interests of the Funds and their shareholders.

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY
AGREEMENTS AND SUB-ADVISORY AGREEMENTS (Unaudited)

Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund

At a meeting held on October 15-16, 2014, the full Board (which is comprised five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved an amendment to the investment advisory agreement (the “Advisory Agreement”) with Orinda Asset Management, LLC (“Orinda” or the “Adviser”) for the Orinda SkyView Multi-Manager Hedged Equity Fund and the Orinda SkyView Macro Opportunities Fund (the “Hedged Equity Fund” and the “Macro Opportunities Fund,” respectively, and together, the “Funds”) to reduce the advisory fees paid thereunder and new investment sub-advisory agreements (the “Sub-Advisory Agreements”) among the Trust, Orinda and each of Vivaldi Asset Management, LLC (“Vivaldi”), Brookmont Capital Management, LLC and William Harris Investors, Inc. for the Hedged Equity Fund, and each of Vivaldi and Rothschild Investment Corporation for the Macro Opportunities Fund (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) for an initial two-year term.  At this meeting, and at a prior meeting held on September 9-11, 2014, the Board received and reviewed substantial information regarding the Adviser and Sub-Advisers and the services provided by the Adviser and each Sub-Adviser to the Funds under the Sub-Advisory Agreements.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Sub-Advisory Agreements.

The Board took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser and Sub-Advisers under the Advisory Agreement and Sub-Advisory Agreements.  The Board considered the Adviser’s and the Sub-Advisers’ specific responsibilities in all aspects of day-to-day management of the Funds.  In this regard, the Board considered the specific roles and responsibilities of the Adviser in providing overall management and oversight for the Funds and ultimate responsibility for the selection of Sub-Advisers and in assuring that the Sub-Advisers appropriately implement the investment mandate of the Funds.  The Board also considered the current Lead Sub-Adviser role, noting that the Funds’ prospectus discloses that the Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the Sub-Advisers and recommends their hiring, termination and replacement.  The Board further noted that the use of a Lead Sub-Adviser for the Funds is optional, not mandatory, pursuant to the existing Multi-Manager Exemptive Order obtained by the Trust and the Adviser with respect to the Funds.

The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser and Sub-Advisers that would be involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser and Sub-Advisers, including information regarding each compliance program, chief compliance officer and the Adviser’s and the Sub-Advisers’ compliance records and business continuity plans.  The Board also considered the Adviser’s business plan, noting that the

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY
AGREEMENTS AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

Adviser has been managing the Funds since each Fund’s inception and also currently manages one other active mutual fund which is a separate series of Advisors Series Trust.  After discussion, the Board concluded that the Adviser and Sub-Advisers have the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreements and that the nature, quality and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Adviser and Sub-Advisers and the structure and level of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Funds, the Board reviewed and compared each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  In reviewing sub-advisory fees, the Board was mindful that the sub-advisory fees were paid by Orinda out of its advisory fee and not directly by the Fund and that the fee rates were the result of arms-length negotiation between Orinda and each Sub-Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board considered that Orinda would agree to materially reduce the advisory fee paid by the Funds from 1.96% to 1.75% of each Fund’s average daily net assets.  The Board also considered that Orinda had agreed to materially reduce each Fund’s expense cap from 2.75% for Class A and 2.44% for Class I of the Multi-Manager Hedged Equity Fund to 2.45% and 2.15%, respectively and from 2.76% for Class A and 2.46% for Class I of the Macro Opportunities Fund to 2.55% and 2.25%, respectively (the “Expense Caps”).  The Board also considered that the fee reduction would be borne in its entirety by Orinda.

The Board concluded that the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Funds grew.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Funds do not exceed the Expense Caps.  The Board concluded that there were no effective economies of scale to be shared by the Adviser at this time, but indicated that they would continue to examine this issue to ensure that economies of scale are being shared with the Funds as asset levels increase.

The Board then considered the profits expected to be realized by the Adviser and Sub-Advisers from each party’s relationship with the respective Fund.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the expected profitability to the Adviser from its relationship with the Funds and considered

APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY
AGREEMENTS AND SUB-ADVISORY AGREEMENTS (Unaudited) (Continued)

any additional benefits that may be derived by the Adviser from its relationship with the Funds, such as benefits received in exchange for Rule 12b-1 fees on Class A shares of the Funds.  After such review, the Board determined that the expected profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had sufficient resources to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement and Sub-Advisory Agreements, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser and the sub-advisory arrangements with each Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement and Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 467-4632

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

ORINDA FUNDS

Annual Report
February 28, 2015

Orinda Income Opportunities Fund
Class A Shares – OIOAX
Class D Shares – OIODX
Class I Shares – OIOIX

Table of Contents

Message from the President	3
Commentary	4
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Schedule of Securities Sold Short	18
Financial Statements
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to the Financial Statements	27
Report of Independent Registered Public Accounting Firm	39
Expense Example	40
Notice to Shareholders	42
Management	43
Approval of Investment Advisory Agreement	45
Privacy Notice	Inside Back Cover

Message from the President

We are pleased to provide the annual report for the Orinda Income Opportunities Fund (the “Fund”) for the fiscal year ended February 28, 2015.

The Fund seeks to invest in securities which have the potential to offer above average yields.  The Fund’s allocation to various security types and asset classes will vary over time in response to changing market opportunities with the goal of maximizing current income.

Our firm is predicated upon the principle that, over time, our clients’ success translates into the success of the firm.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Craig Kirkpatrick
President
Orinda Asset Management, LLC

3

ORINDA INCOME OPPORTUNITIES FUND COMMENTARY

Highlights

•
We entered the year primarily concerned about rising interest rates.  In that light, the Fund was generally conservatively invested during the year with net exposure primarily between 75–85% and with an emphasis on securities we believe reduced the interest rate sensitivity of the Fund.  These securities are primarily preferred securities issued by REITs and they generally performed as expected in the declining rate environment experienced during the period.  We also began making limited investments in preferred securities in the Financials sector and the Energy sector.  While our investments in the Financials sector had a positive impact on performance, our exposure to the Energy sector had a negative impact on performance in the second half of 2014 with the significant drop in oil.  By the end of 2014 and into early 2015 we had reduced our net Energy sector exposure to nearly zero by shorting an oil ETF.

We became increasingly conservative during the second half of 2014 as we approached the end of the Federal Reserve Board’s (the “Fed”) asset purchasing program and reduced our net exposure below 70% at times.  We achieved our net exposure by holding cash, periodically buying puts on REIT ETF’s and maintaining short positions primarily on ETF’s related to REITs, Utilities and High Yield Bonds.  This positioning had a negative impact on overall performance of the Fund as interest rates declined rather dramatically during the period resulting in losses on the short positions and options.

•
The Fund’s performance for the fiscal year of March 1, 2014 through February 28, 2015, as well as the performance for the Barclays Capital U.S. Aggregate Bond Index, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Bank of America Merrill Lynch Preferred Stock Fixed Rate Index for this same period, is shown in the table below.

4

ORINDA INCOME OPPORTUNITIES FUND
Annualized Returns		Since Inception
as of 2/28/15	1 year	(6/28/13)
PERFORMANCE AT NAV without sales charge
A share	4.79%	5.42%
I share	5.08%	5.72%
D share^ (commenced 9/27/13)	3.97%	5.56%^

Barclays Capital U.S.
Aggregate Bond Index	5.05%	4.50%
BofA Merrill Lynch U.S. High Yield Master II Index	2.84%	6.95%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	11.92%	8.07%
PERFORMANCE AT MOP includes maximum sales charge
A share	-0.47%	2.22%

Expense Ratio as of 6/28/14:  A share 1.96% net (2.59% gross); I share 1.66% net (2.00% gross); D share 2.71% net (2.81% gross).

Fund Expense Caps* as of 6/28/14:  A share 1.90%; I share 1.60%; D share 2.65%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com.  Performance data shown at maximum offering price (“MOP”) reflects the Class A maximum sales charge of 5.00%.  Performance data shown at net asset value (“NAV”) does not reflect the deduction of the sales load.  If reflected, the load would reduce the performance quoted.

*
Orinda Asset Management, LLC has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit annual fund operating expenses to 1.60%, 1.90% and 2.65% of average daily net assets of the Fund’s Class I, Class A and Class D shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least June 27, 2015, and may be terminated only by the Trust’s Board of Trustees.

YIELD as of 12/31/14

Subsidized yields for Class A share shown. Unsubsidized dividend yield for Class A share is 5.83% and 4.76% for the SEC yield. Dividend yield is calculated by dividing the regular distribution paid for the quarter (annualized at a quarterly rate) by the NAV at 12/31/14. The 30-Day SEC yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

5

Annual Commentary and Outlook

LOOKING BACK

At the start of 2014, everyone was convinced the 30-year bull run in bonds was over and that yields were set to rise. The Fed withdrew quantitative easing (“QE”) as advertised but the yield on the 10-year Treasury note ended the year near 2% and continued to slide in early 2015.  Interest rates at the short-end in Europe were negative in Germany and Switzerland.  Italy and Spain now borrow at lower rates than the United States, just a few short years after the world was predicting imminent default.  And then there’s Greece – the saga continues.  Economic and political uncertainty has not been so high in many years, though there appears an unending commitment by central banks to support financial asset prices, if that’s what it takes to stem deflation.  This runs the real risk of creating asset bubbles all over again.

LOOKING AHEAD

With the end of quantitative easing, the market has turned its focus on the timing and pace of Fed interest rate hikes.  It appears the Fed will be very sensitive to the market response to its actions and will likely take a very moderate approach to any shift in rate policy.

It is worth noting that the Fed is not completely out of the market as it continues to reinvest principal paydowns from its current portfolio.  This amount is currently over $20 billion a month.  Before the financial crisis, this amount would have been considered substantial monetary stimulus.  It is possible the Fed could upset markets if and when they announce they will no longer reinvest these proceeds, although it seems likely they will taper this process just as they did with the asset purchase program completed at the end of last year.

Fixed income is priced such that, if rates were to rise (a signal of economic strength), credit spreads are likely to widen, against convention.  We continue to position the Fund for this scenario, and we believe it would be healthy for price discovery and for the functioning of credit markets generally.  If disinflation and pessimism on growth prevail for the next several years—a scenario that seems more likely than at this time last year—we hope to earn attractive coupons, and seek to continue to stay out of the way of credit events.

Key investment highlights for 2015:

•	We expect to continue to focus on issues we believe have less direct interest rate risk than traditional fixed income.
•	We expect to look to make opportunistic investments throughout the year in the event there are market dislocations if the Fed begins to raise rates.
•	We expect to continue to use defensive positioning around key events such as Fed meetings and economic data releases, with a focus on seeking to avoid any big downdrafts in the market.

6

The Fund has a flexible strategy, which allows us to use a variety of risk management tools such as hedging, selective leverage, and writing covered calls as we endeavor to navigate a changing rate environment and look for the potential to enhance portfolio yield.  The Fund’s broad investment strategies allow us to move into other areas if and when REIT preferreds no longer look attractive.

We thank you for your investment in the Fund and for the trust you have placed in Orinda Asset Management.

Paul Gray
Portfolio Manager

The information provided herein represents the opinions of Orinda Asset Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, investment advice or a recommendation to buy or sell any security.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus

Mutual fund investing involves risk.  Principal loss is possible.  The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested.  The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs.  Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  The Fund may use certain types of investment derivatives such as futures, forwards, and swaps.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Diversification does not assure a profit or protect against a loss in a declining market.  Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  To the extent that a master limited partnership’s (“MLP”) interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry.  The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  Exchange-traded funds (“ETFs”) are typically open end investment companies that are bought and sold on a national securities exchange.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Rule 144A securities carry the risk that the trading market may not continue and the Fund might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The risk exists that the market value of initial public offering (“IPO”) shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.  The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest

7

in the securities of an issuer under the 1940 Act.  Some of the risks involved in investing in real estate investment trusts (“REITs”) include a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increased operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

INDICES / DEFINITIONS

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration U.S. investment grade debt securities. The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.  The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. One cannot invest directly in an index.

Orinda Asset Management, LLC is the investment adviser to the Orinda Income Opportunities Fund, which is distributed by Quasar Distributors, LLC.

8

Comparison of the change in value of a $5,000 investment in the
Orinda Income Opportunities Fund – Class A, the Barclays Capital
U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield
Master II Index and BofA Merrill Lynch Preferred Stock Fixed Rate Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(6/28/13)
Orinda Income Opportunities Fund – Class A (No Load)	4.79%	5.42%
Orinda Income Opportunities Fund – Class A (Load)	-0.47%	2.22%
Barclays Capital U.S. Aggregate Bond Index	5.05%	4.50%
BofA Merrill Lynch U.S. High Yield Master II Index	2.84%	6.95%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	11.92%	8.07%
Expense Cap:  1.90%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $5,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period.

9

Comparison of the change in value of a $5,000 investment in the
Orinda Income Opportunities Fund – Class D, the Barclays Capital
U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield
Master II Index and BofA Merrill Lynch Preferred Stock Fixed Rate Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(9/27/13)
Orinda Income Opportunities Fund – Class D (No Load)	3.97%	5.56%
Barclays Capital U.S. Aggregate Bond Index	5.05%	4.88%
BofA Merrill Lynch U.S. High Yield Master II Index	2.84%	6.39%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	11.92%	12.84%
Expense Cap:  1.60%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $5,000 investment made in the Fund on September 27, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period.

10

Comparison of the change in value of a $500,000 investment in the
Orinda Income Opportunities Fund – Class I, the Barclays Capital
U.S. Aggregate Bond Index, BofA Merrill Lynch U.S. High Yield
Master II Index and BofA Merrill Lynch Preferred Stock Fixed Rate Index

		Since Inception
Total Return Periods ended February 28, 2015:	1 Year	(6/28/13)
Orinda Income Opportunities Fund – Class I (No Load)	5.08%	5.72%
Barclays Capital U.S. Aggregate Bond Index	5.05%	4.50%
BofA Merrill Lynch U.S. High Yield Master II Index	2.84%	6.95%
BofA Merrill Lynch Preferred Stock Fixed Rate Index	11.92%	8.07%
Expense Cap:  2.65%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on June 28, 2013, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market capitalization-weighted index, comprised predominately of U.S. traded investment grade bonds with maturities of one year or more.  The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, and corporate bonds.  The index is representative of intermediate duration US investment grade debt securities.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

The Bank of America Merrill Lynch Preferred Stock Fixed Rate Index consists of fixed rate U.S. dollar denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period.

11

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 28, 2015 (Unaudited)

Orinda Income Opportunities Fund

Percentages represent market value as a percentage of net assets.

12

SCHEDULE OF INVESTMENTS
at February 28, 2015

COMMON STOCKS - 1.1%	Shares	Value
Consumer Discretionary - 0.3%
Peak Resorts, Inc.	105,000	$766,500

Financials - 0.8%
America First Multifamily Investors LP*	175,423	1,012,191
Ellington Financial LLC	49,927	1,022,505
		2,034,696
TOTAL COMMON STOCKS
(Cost $2,898,590)		2,801,196

REITS - 27.0%
Financials - 27.0%
American Capital Agency Corp.	95,700	2,051,329
Apollo Commercial Real Estate Finance, Inc.*	321,197	5,489,257
Ashford Hospitality Trust, Inc. - Series D
Cumulative Preferred	79,775	2,058,195
Ashford Hospitality Trust, Inc. - Series E
Cumulative Preferred	36,141	970,386
Bluerock Residential Growth REIT, Inc. - Class A	81,112	1,066,623
CBL & Associates Properties, Inc. - Series D
Cumulative Preferred*	130,153	3,387,883
DuPont Fabros Technology, Inc. - Series A
Cumulative Preferred	45,100	1,159,521
Equity Commonwealth - Series E Cumulative Preferred	100,515	2,613,390
FelCor Lodging Trust, Inc. - Series C Cumulative Preferred*	199,999	5,083,975
First Potomac Realty Trust - Series A Cumulative Preferred*	27,587	713,124
Independence Realty Trust, Inc.*	290,172	2,698,600
Inland Real Estate Corp. - Series A Cumulative Preferred*	27,768	735,852
Inland Real Estate Corp. - Series B Cumulative Preferred	20,000	510,600
iStar Financial, Inc. - Series D Cumulative Preferred*	91,824	2,307,537
iStar Financial, Inc. - Series E Cumulative Preferred	60,643	1,515,468
iStar Financial, Inc. - Series F Cumulative Preferred*	121,287	3,024,898
iStar Financial, Inc. - Series I Cumulative Preferred	52,500	1,302,577
New Residential Investment Corp.*	44,900	678,439
Northstar Realty Finance Corp.	185,000	3,555,700
Northstar Realty Finance Corp. - Series B
Cumulative Preferred	54,554	1,387,308
Preferred Apartment Communities, Inc.	82,126	840,149
RAIT Financial Trust	380,526	2,804,477

The accompanying notes are an integral part of these financial statements.

13

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

REITS - 27.0% (Continued)	Shares	Value
Financials - 27.0% (Continued)
RAIT Financial Trust - Senior Unsecured*	118,402	$2,910,321
RAIT Financial Trust - Series A Cumulative Preferred	35,895	879,427
RAIT Financial Trust - Series B Cumulative Preferred	29,496	727,076
RAIT Financial Trust - Series C Cumulative Preferred	34,787	872,284
Starwood Property Trust, Inc.*	277,143	6,762,289
Whitestone REIT*	161,678	2,551,279
Winthrop Realty Trust	30,100	484,610
WP Glimcher, Inc. - Series G Cumulative Preferred~	238,040	6,079,542
TOTAL REITS
(Cost $62,505,908)		67,222,116

CONVERTIBLE PREFERRED STOCKS - 1.8%
Financials - 1.8%
EPR Properties - Series E Convertible Preferred*	38,873	1,341,119
FelCor Lodging Trust, Inc. - Series A Convertible Preferred	119,655	3,081,116
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $4,665,099)		4,422,235

PREFERRED STOCKS - 47.2%
Consumer Discretionary - 0.9%
M/I Homes, Inc. - Series A Non-Cumulative Preferred*	78,417	2,023,159
TravelCenters of America LLC - Senior Unsecured	12,000	311,280
		2,334,439
Energy - 2.2%
Breitburn Energy Partners LP - Series A
Cumulative Preferred	64,505	1,538,444
Legacy Reserves LP - Series B Cumulative Preferred	95,831	2,091,991
Vanguard Natural Resources LLC - Series B
Cumulative Preferred	57,428	1,348,409
Vanguard Natural Resources LLC - Series C
Cumulative Preferred	15,555	372,231
		5,351,075
Financials - 43.3%
AG Mortgage Investment Trust, Inc. - Series A
Cumulative Preferred	16,504	417,386
AG Mortgage Investment Trust, Inc. - Series B
Cumulative Preferred	10,819	270,594

The accompanying notes are an integral part of these financial statements.

14

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

PREFERRED STOCKS - 47.2% (Continued)	Shares	Value
Financials - 43.3% (Continued)
American Capital Agency Corp. - Series A
Cumulative Preferred	2,000	$53,460
American Capital Agency Corp. Depositary Shares 1/1000 -
Series B Cumulative Preferred*	134,963	3,414,564
American Realty Capital Properties, Inc. - Series F
Cumulative Preferred*	282,490	6,661,114
AmTrust Financial Services, Inc. - Series B
Non-Cumulative Preferred	62,487	1,585,920
AmTrust Financial Services, Inc. - Series C
Non-Cumulative Preferred	11,560	297,670
Annaly Capital Management, Inc. - Series C
Cumulative Preferred	38,148	971,248
Annaly Capital Management, Inc. - Series D
Cumulative Preferred	48,074	1,222,522
Apollo Commercial Real Estate Finance, Inc. - Series A
Cumulative Preferred	67,580	1,805,738
Apollo Residential Mortgage, Inc. - Series A
Cumulative Preferred	30,614	757,696
Arbor Realty Trust, Inc. - Senior Unsecured	60,000	1,507,200
Arbor Realty Trust, Inc. - Series A Cumulative Preferred	46,261	1,166,702
Arbor Realty Trust, Inc. - Series B Cumulative Preferred	20,323	493,849
Arbor Realty Trust, Inc. - Series C Cumulative Preferred*	86,699	2,225,997
Ares Capital Corp. - Senior Unsecured	5,000	131,400
Bank of America Corp. - Series W Non-Cumulative Preferred	80,000	2,052,000
Bank of America Corp. - Series Y Non-Cumulative Preferred	72,500	1,850,562
Campus Crest Communities, Inc. - Series A
Cumulative Preferred*	187,883	4,821,078
Capstead Mortgage Corp. - Series E Cumulative Preferred	51,000	1,271,430
Cedar Realty Trust, Inc. - Series B Cumulative Preferred*	47,185	1,242,853
Chesapeake Lodging Trust - Series A Cumulative Preferred*	85,447	2,266,909
Citigroup Capital XIII - Junior Subordinated	30,000	796,800
Colony Financial, Inc. - Series A Cumulative Preferred*	76,418	2,055,644
Colony Financial, Inc. - Series B Cumulative Preferred	82,105	2,110,098
Corporate Office Properties Trust - Series L
Cumulative Preferred*	51,173	1,376,298
CYS Investments, Inc. - Series A Cumulative Preferred	5,000	124,000
CYS Investments, Inc. - Series B Cumulative Preferred	94,283	2,250,535
Digital Realty Trust, Inc. - Series H Cumulative Preferred*	49,783	1,385,461
Excel Trust, Inc. - Series B Cumulative Preferred*	85,000	2,264,315

The accompanying notes are an integral part of these financial statements.

15

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

PREFERRED STOCKS - 47.2% (Continued)	Shares	Value
Financials - 43.3% (Continued)
GMAC Capital Trust I Fixed Rate Floating Rate Trust
Preferred Securities, Series 2	130,050	$3,385,201
Hatteras Financial Corp. - Series A Cumulative Preferred	91,377	2,234,168
Hersha Hospitality Trust - Series B Cumulative Preferred*	36,759	970,805
Invesco Mortgage Capital, Inc. - Series A
Cumulative Preferred	70,710	1,775,528
Invesco Mortgage Capital, Inc. - Series B
Cumulative Preferred	78,000	1,928,160
Investors Real Estate Trust - Series B Cumulative Preferred	67,726	1,800,496
iStar Financial, Inc. - Series G Cumulative Preferred	11,597	283,558
JPMorgan Chase & Co. - Series Y Non-Cumulative Preferred	80,000	2,009,600
Kemper Corp. - Subordinated	37,713	1,005,051
Kennedy-Wilson Holdings, Inc. - Senior Unsecured*	56,710	1,460,283
Kite Realty Group Trust - Series A Cumulative Preferred*	142,964	3,702,768
KKR Financial Holdings LLC - Series A
Non-Cumulative Preferred	39,412	1,057,030
LaSalle Hotel Properties - Series H Cumulative Preferred	60,544	1,582,015
MFA Financial, Inc. - Series B Cumulative Preferred*	64,075	1,579,449
Northstar Realty Finance Corp. - Series C
Cumulative Preferred*	226,952	5,959,760
Northstar Realty Finance Corp. - Series D
Cumulative Preferred	53,764	1,391,950
Northstar Realty Finance Corp. - Series E
Cumulative Preferred*	252,985	6,742,050
Pebblebrook Hotel Trust - Series A Cumulative Preferred*	86,158	2,254,755
Pebblebrook Hotel Trust - Series B Cumulative Preferred*	46,655	1,243,356
Pennsylvania Real Estate Investment Trust - Series A
Cumulative Preferred*	164,148	4,412,298
Resource Capital Corp. - Series B Cumulative Preferred	41,000	943,000
Resource Capital Corp. - Series C Cumulative Preferred	167,500	4,023,350
Retail Properties of America, Inc. - Series A
Cumulative Preferred*	80,082	2,128,980
State Street Corp. - Series E Non-Cumulative Preferred	60,000	1,525,800
Summit Hotel Properties - Series A Cumulative Preferred*	44,522	1,228,807
Summit Hotel Properties - Series B Cumulative Preferred	1,000	26,710
Summit Hotel Properties - Series C Cumulative Preferred	10,086	260,118
Sun Communities, Inc. - Series A Cumulative Preferred	12,818	340,318
WP Glimcher, Inc. - Series H Cumulative Preferred*	73,011	1,899,016
		108,005,423

The accompanying notes are an integral part of these financial statements.

16

SCHEDULE OF INVESTMENTS (Continued)
at February 28, 2015

PREFERRED STOCKS - 47.2% (Continued)	Shares	Value
Industrials - 0.8%
Diana Shipping, Inc. - Series B Cumulative Preferred†	29,559	$737,497
Safe Bulkers, Inc. - Series D Cumulative Preferred†	54,400	1,141,856
		1,879,353
TOTAL PREFERRED STOCKS (Cost $113,901,884)		117,570,290

	Principal
CORPORATE BONDS - 1.0%	Amount
Arc Properties Operating, 2.000%, 02/06/2017	$2,000,000	1,950,172
Deutsche Bank AG, 7.500%, 12/29/2049†	600,000	608,250
TOTAL CORPORATE BONDS (Cost $2,460,211)		2,558,422

EXCHANGE-TRADED FUNDS - 0.2%	Shares
Direxion Daily 20+ Year Treasury Bear 3x Shares^	10,500	294,525
ProShares UltraShort Bloomberg Crude Oil^	3,000	230,730
TOTAL EXCHANGE-TRADED FUNDS
(Cost $537,618)		525,255

CLOSED-END MUTUAL FUNDS - 0.3%
Ares Capital Corp.	10,000	173,000
Nuveen Preferred Income Opportunities Fund	57,500	550,850
TOTAL CLOSED-END MUTUAL FUNDS
(Cost $717,788)		723,850
TOTAL INVESTMENTS
(Cost $187,687,098) - 78.6%		195,823,364
Other Assets in Excess of Liabilities - 21.4%		53,364,065
TOTAL NET ASSETS - 100.0%		$249,187,429

Percentages are stated as a percent of net assets.
^	Non-income producing.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.
~	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of February 28, 2015, the value of these securities was $6,079,542 or 2.44% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the  exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

17

SCHEDULE OF SECURITIES SOLD SHORT
at February 28, 2015

COMMON STOCKS - 0.2%	Shares	Value
Energy - 0.2%
Vanguard Natural Resources LLC	29,900	$495,742
TOTAL COMMON STOCKS
(Proceeds $413,392)		495,742

EXCHANGE-TRADED FUNDS - 6.3%
iShares Mortgage Real Estate Capped	115,000	1,366,200
iShares S&P U.S. Preferred Stock Index Fund	230,000	9,236,800
iShares U.S. Real Estate ETF	30,000	2,373,600
United States Oil Fund LP	75,000	1,359,000
Utilities Select Sector SPDR	27,500	1,243,825
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $15,556,584)		15,579,425

EXCHANGE-TRADED NOTE - 0.6%
JPMorgan Alerian MLP ETN	36,000	1,605,600
TOTAL EXCHANGE-TRADED NOTE
(Proceeds $1,563,720)		1,605,600
TOTAL SECURITIES SOLD SHORT
(Proceeds $17,533,696) - 7.1%		$17,680,767

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by US Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

18

(This Page Intentionally Left Blank.)

19

STATEMENT OF ASSETS AND LIABILITIES
at February 28, 2015

Assets:
Investments, at value (cost of $187,687,098)	$195,823,364
Cash	45,239,925
Deposits at brokers	21,159,978
Receivables:
Securities sold	6,547,102
Fund shares sold	1,383,898
Dividends and interest	844,859
Return of Capital	56,771
Prepaid expenses	21,230
Total assets	271,077,127
Liabilities:
Securities sold short (proceeds $17,533,696)	17,680,767
Payables:
Securities purchased	3,288,321
Fund shares redeemed	482,161
Dividends on short positions	21,175
Advisory fee	187,521
Administration fee	64,345
Distribution fees	79,412
Service fees	22,466
Compliance expense	2,243
Custody fees	1,322
Transfer agent fees and expenses	24,859
Accrued expenses and other payables	35,106
Total liabilities	21,889,698
Net assets	$249,187,429
Net assets consist of:
Paid in capital	$249,503,036
Accumulated net investment income	—
Accumulated net realized loss on investments	(8,304,802)
Net unrealized appreciation (depreciation) on:
Investments	8,136,266
Securities sold short	(147,071)
Net assets	$249,187,429
Class A:
Net assets applicable to outstanding Class A shares	$74,833,929
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	2,963,979
Net asset value and redemption price per share	$25.25
Maximum offering price per share (net asset value divided by 95.00%)	$26.58
Class D:
Net assets applicable to outstanding Class D shares	$23,335,954
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	927,210
Net asset value, offering price and redemption price per share	$25.17
Class I:
Net assets applicable to outstanding Class I shares	$151,017,546
Shares issued (Unlimited number of beneficial interest authorized, $0.01 par value)	5,971,487
Net asset value, offering price and redemption price per share	$25.29

The accompanying notes are an integral part of these financial statements.

20

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2015

Investment income:
Dividends	$11,468,673
Interest	44,831
Total investment income	11,513,504
Expenses:
Investment advisory fees (Note 5)	1,800,065
Administration fees (Note 5)	229,708
Distribution fees (Note 6)
Distribution fees – Class A	116,966
Distribution fees – Class D	185,418
Service fees (Note 7)
Service fees – Class A	70,180
Service fees – Class D	27,813
Service fees – Class I	114,678
Transfer agent fees and expenses	98,532
Federal and state registration fees	57,895
Audit fees	21,541
Compliance expense	9,001
Legal fees	9,001
Reports to shareholders	7,300
Trustees’ fees and expenses	8,556
Custody fees	9,445
Other	81,949
Total expenses before dividends and interest on short positions	2,848,048
Dividends expense on short positions	262,716
Broker interest expense on short positions	189,559
Total expenses before recoupment by advisor	3,300,323
Expense recoupment by advisor (Note 5)	95,724
Net expenses	3,396,047
Net investment income (loss)	$8,117,457
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$(4,653,436)
Options	(363,330)
Securities sold short	(2,850,757)
Written options contracts	38,679
Net change in unrealized gain (loss) on:
Investments	6,586,769
Securities sold short	(76,385)
Net realized and unrealized gain (loss) on investments	(1,318,460)
Net increase in net assets resulting from operations	$6,798,997

The accompanying notes are an integral part of these financial statements.

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014*

Operations:
Net investment income	$8,117,457	$1,764,963
Net realized loss on investments	(7,828,844)	(237,713)
Net change in unrealized appreciation on investments	6,510,384	1,478,811
Net increase in net assets resulting from operations	6,798,997	3,006,061

Distributions to Shareholders From:
Net investment income
Class A shares	(2,128,115)	(191,913)
Class D shares	(790,487)	(163,873)
Class I shares	(5,853,822)	(815,464)
Net realized gains
Class A shares	(18,242)	(19,240)
Class D shares	(6,289)	(16,357)
Class I shares	(39,286)	(77,577)
Return of Capital
Class A shares	(287,272)	—
Class D shares	(123,954)	—
Class I shares	(753,700)	—
Total distributions	(10,001,167)	(1,284,424)

Capital Share Transactions:
Proceeds from shares sold
Class A shares	66,537,372	14,693,309
Class D shares	11,950,740	12,167,861
Class I shares	115,813,023	73,732,251
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	2,200,638	186,605
Class D shares	754,554	161,069
Class I shares	6,321,307	862,603
Cost of shares redeemed
Class A shares	(7,367,614)	(741,701)
Class D shares	(1,493,976)	(60,036)
Class I shares	(41,568,012)	(3,482,031)
Net increase in net assets
from capital share transactions	153,148,032	97,519,930
Total increase in net assets	149,945,862	99,241,567

Net Assets:
Beginning of period	99,241,567	—
End of period	$249,187,429	$99,241,567
Accumulated net investment income	$—	$593,713

*  The Orinda Income Opportunities Fund commenced operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended
	February 28, 2015	February 28, 2014*

Changes in Shares Outstanding:
Shares sold
Class A shares	2,604,949	585,888
Class D shares	467,989	483,958
Class I shares	4,507,920	2,931,635
Proceeds from shares issued to holders
in reinvestment of dividends
Class A shares	87,363	7,580
Class D shares	29,940	6,553
Class I shares	250,211	35,022
Shares redeemed
Class A shares	(292,238)	(29,563)
Class D shares	(58,839)	(2,391)
Class I shares	(1,613,368)	(139,933)
Net increase in shares outstanding	5,983,927	3,878,749

*  The Orinda Income Opportunities Fund commenced operations on June 28, 2013.

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class A
	For the	June 28, 2013
	Year Ended	through
	February 28,	February 28,
	2015	2014*
Net Asset Value – Beginning of Period	$25.57	$25.00
Income from Investment Operations:
Net investment income (loss)	0.97	0.65
Net realized and unrealized gain (loss) on investments	0.22	0.39
Total from investment operations	1.19	1.04
Less Distributions:
Dividends from net investment income	(1.32)	(0.43)
Distributions from net realized gains	(0.01)	(0.04)
Return of Capital	(0.18)	—
Total distributions	(1.51)	(0.47)
Net Asset Value – End of Period	$25.25	$25.57
Total Return	4.79%	4.22	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$74,834	$14,421
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.96%	2.55	%^
After Recoupments/Reimbursements	2.00%	1.92	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.28%	0.02	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before Recoupments/Reimbursements	1.68%	2.53	%^
After Recoupments/Reimbursements	1.72%	1.90	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	4.53%	5.45	%^
After Recoupments/Reimbursements	4.49%	6.08	%^
Portfolio turnover rate	185%	119	%+

*	Commencement of operations for Class A shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class D
		September 27,
	For the	2013
	Year Ended	through
	February 28,	February 28,
	2015	2014*
Net Asset Value – Beginning of Period	$25.51	$25.01
Income from Investment Operations:
Net investment income (loss)	0.92	0.53
Net realized and unrealized gain (loss) on investments	0.07	0.44
Total from investment operations	0.99	0.97
Less Distributions:
Dividends from net investment income	(1.14)	(0.43)
Distributions from net realized gains	(0.01)	(0.04)
Return of Capital	(0.18)	—
Total distributions	(1.33)	(0.47)
Net Asset Value – End of Period	$25.17	$25.51
Total Return	3.97%	3.95	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$23,336	$12,450
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	2.70%	2.77	%^
After Recoupments/Reimbursements	2.76%	2.67	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.27%	0.02	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before Recoupments/Reimbursements	2.43%	2.75	%^
After Recoupments/Reimbursements	2.49%	2.65	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	3.75%	7.62	%^
After Recoupments/Reimbursements	3.69%	7.72	%^
Portfolio turnover rate	185%	119	%+

*	Commencement of operations for Class D shares was September 27, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

25

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class I
	For the	June 28, 2013
	Year Ended	through
	February 28,	February 28,
	2015	2014*
Net Asset Value – Beginning of Period	$25.60	$25.00
Income from Investment Operations:
Net investment income (loss)	1.15	0.59
Net realized and unrealized gain (loss) on investments	0.12	0.50
Total from investment operations	1.27	1.09
Less Distributions:
Dividends from net investment income	(1.39)	(0.45)
Distributions from net realized gains	(0.01)	(0.04)
Return of Capital	(0.18)	—
Total distributions	(1.58)	(0.49)
Net Asset Value – End of Period	$25.29	$25.60
Total Return	5.08%	4.44	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$151,017	$72,370
Ratio of operating expenses to average net assets:
Before Recoupments/Reimbursements	1.64%	1.96	%^
After Recoupments/Reimbursements	1.70%	1.62	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.27%	0.02	%^
Ratio of operating expenses excluding
interest expenses and dividend payments
on short positions to average net assets:
Before Recoupments/Reimbursements	1.38%	1.94	%^
After Recoupments/Reimbursements	1.44%	1.60	%^
Ratio of net investment income (loss)
to average net assets:
Before Recoupments/Reimbursements	4.71%	6.75	%^
After Recoupments/Reimbursements	4.65%	7.09	%^
Portfolio turnover rate	185%	119	%+

*	Commencement of operations for Class I shares was June 28, 2013.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

26

NOTES TO FINANCIAL STATEMENTS
February 28, 2015

NOTE 1 – ORGANIZATION

The Orinda Income Opportunities Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (“1940 Act”), as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”  The investment objective of the Income Opportunities Fund is to maximize current income with potential for modest growth of capital.  The Fund’s Class A and Class I shares commenced operations on June 28, 2013. The Fund’s Class D shares commenced operations on September 27, 2013.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year ended 2014, or expected to be taken in the Funds’ 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

27

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Foreign Currency:  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

F.	Redemption Fees: The Fund does not charge redemption fees to shareholders.
G.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the written option.  When a written option expires, a gain is realized in the amount of the premium originally received.  If a closing purchase

28

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

H.
Futures Contracts and Options on Futures Contracts:  The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund uses futures contracts and options on such futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

29

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

I.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

J.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

K.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating

30

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2015, the Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Income Opportunities Fund	61,254	(61,254)	—

L.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

M.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 28, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

31

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign- issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange-traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of Advisors Series Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2015:

32

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

	Level 1	Level 2	Level 3	Total
Common Stocks
Financials	$766,500	$—	$—	$766,500
Consumer Discretionary	2,034,696	—	—	2,034,696
Total Common Stock	2,801,196	—	—	2,801,196
REITs	66,349,832	872,284	—	67,222,116
Convertible Preferred Stocks	4,422,235	—	—	4,422,235
Preferred Stocks	106,540,409	11,029,881	—	117,570,290
Exchange-Traded Funds	525,255	—	—	525,255
Closed-End Mutual Funds	723,850	—	—	723,850
Corporate Bonds	—	2,558,422	—	2,558,422
Total Investments in Securities	$181,362,777	$14,460,587	$—	$195,823,364
Securities Sold Short	$17,680,767	$—	$—	$17,680,767

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities.  Transfers between levels are recognized at February 28, 2015, the end of the reporting period.  The Income Opportunities Fund transferred $15,116,842 from level 2 to level 1 at February 28, 2015 because these securities were now being priced at the official close.  The Income Opportunities Fund transferred $6,549,129 from level 1 to level 2 at February 28, 2015 because the securities were priced at the mean between the bid and ask spread. There were no level 3 securities held in the Fund on February 28, 2015.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk, and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and

33

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Orinda Income Opportunities Fund

Transactions in written options contracts for the year ended February 28, 2015, are as follows:

	Number of	Premiums
	Contracts	Received
Beginning Balance	—	$—
Options written	(2,400)	(56,679)
Options closed	—	—
Options expired	1,650	38,679
Options exercised	750	18,000
Outstanding at February 28, 2015	—	$—

The effect of Derivative Instruments on the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(363,330)	$38,679	$ —	$(324,651)
Total	$(363,330)	$38,679	$ —	$(324,651)

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 28, 2015, Orinda Asset Management, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended February 28, 2015, the Fund incurred $1,800,065 in advisory fees.  Advisory fees payable at February 28, 2015 were $187,521.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

34

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Orinda Income Opportunities Fund
Class A	1.90%
Class D	2.65%
Class I	1.60%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligations are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 28, 2015, the Advisor recouped $95,724 in previously waived expenses.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2018	Total
Income Opportunities Fund	$ —	$ —

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended February 28, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Orinda Income Opportunities Fund

Administration & fund accounting	$229,708
Custody	$9,445
Transfer agency(a)	$83,278
Chief Compliance Officer	$9,001

(a) Does not include out-of-pocket expenses.

At February 28, 2015, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

35

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Orinda Income Opportunities Fund

Administration & fund accounting	$64,345
Custody	$1,322
Transfer agency(a)	$22,003
Chief Compliance Officer	$2,243

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% for the Fund’s Class D shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2015, the Fund incurred distribution expenses of $116,966 on the Class A shares and $185,418 for the Class D shares pursuant to the Plan.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of the Class A and Class D shares and 0.10% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the

36

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

Fund may reasonably request.  For the year ended February 28, 2015, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Orinda Income Opportunities Fund
Class A	$ 70,180
Class D	$ 27,813
Class I	$114,678

NOTE 8 – SECURITIES TRANSACTIONS

For the year ended February 28, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Income Opportunities Fund	$395,451,971	$289,806,773

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – LINE OF CREDIT

The Orinda Income Opportunities Fund has a line of credit intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with its prime broker, BNP Paribas.  Borrowings under this arrangement bear interest at the $1 million LIBOR rate (reset daily) plus 120 basis points on drawn financing.  The Fund can borrow up to a maximum of 50% of the market value of assets pledged as collateral.  However, depending on the liquidity of the collateral, issuer concentration, debt ratings of fixed income investments, and the share price of equity holdings, the amount eligible to be borrowed can also be less than 50% of the market value of the assets pledged as collateral.  During the fiscal year ended February 28, 2015, the Orinda Income Opportunities Fund had an outstanding average daily balance and a weighted average interest rate of $2.31 million and 1.353%, respectively.  The maximum amount outstanding for the Fund during the period was $30,110,327.

37

NOTES TO FINANCIAL STATEMENTS (Continued)
February 28, 2015

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Income
Opportunities
Fund
Cost of investments(a)	$188,222,421
Gross unrealized appreciation	9,647,708
Gross unrealized depreciation	(2,046,765)
Net unrealized appreciation	7,600,943
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(7,916,550)
Total accumulated earnings/(losses)	$(315,607)

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

At February 28, 2015, the Fund had short-term tax basis capital losses with no expiration date of $7,210,312 to offset future capital gains.  $706,238 of other accumulated losses is attributable to depreciation on securities sold short.

Under recently enacted legislation, capital losses sustained in the year ended December 31, 2011 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss.  Further, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The tax character of distributions paid during 2015 is as follows:

Year Ended
February 28, 2015
Ordinary income	$8,772,424
Long-term capital gains	63,817
Return of capital	1,164,926

NOTE 11 – OTHER TAX INFORMATION (Unaudited)

For the fiscal year ended February 28, 2015, 17.00% of dividends paid from net investment income qualify for the dividends received deduction available to corporate shareholders of the Fund.  For shareholders of the Fund, 19.12% of the dividend income distributed for the fiscal year ended February 28, 2015 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Income Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Orinda Income Opportunities Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period June 28, 2013 (commencement of operations) to February 28, 2014.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Orinda Income Opportunities Fund as of February 28, 2015, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2015

39

EXPENSE EXAMPLE
February 28, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2014 to February 28, 2015.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

40

EXPENSE EXAMPLE (Continued)
February 28, 2015 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/14	2/28/15	9/1/14 – 2/28/15
Actual
Class A	$1,000.00	$ 999.60	$ 9.77
Class D	$1,000.00	$ 982.61	$11.38
Class I	$1,000.00	$1,001.00	$ 8.29

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,015.03	$ 9.84
Class D	$1,000.00	$1,007.61	$11.52
Class I	$1,000.00	$1,016.51	$ 8.35

(1)
Expenses are equal to the Class A, Class I and Class D fund shares’ annualized expense ratios of 1.97%, 1.67% and 2.72%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

41

NOTICE TO SHAREHOLDERS
at February 28, 2015 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2014

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

42

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	3	Trustee, Advisors
(age 68)		term	Delta Housing Corporation		Series Trust (for
615 E. Michigan Street		since	(collegiate housing		series not affiliated
Milwaukee, WI 53202		March	management) (2012 to present);		with the Funds);
		2014.	Trustee and Chair (2000 to		Independent
			2012), New Covenant		Trustee from 1999
			Mutual Funds (1999-2012);		to 2012, New
			Director and Board Member,		Covenant Mutual
			Alpha Gamma Delta Foundation		Funds.
(philanthropic organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	3	Trustee, Advisors
(age 78)		term	Consultant and former		Series Trust (for
615 E. Michigan Street		since	Executive Vice President		series not affiliated
Milwaukee, WI 53202		February	and Chief Operating		with the Funds);
		1997.	Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(31 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee, Advisors
(age 80)		term	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Funds);
		2002.			Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	3	Trustee, Advisors
(age 75)		term	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Funds).
1997.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	3	Trustee, Advisors
(age 67)	Trustee	term	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Funds).
2008.

43

MANAGEMENT (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 67)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance
(age 47)	Principal	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Executive		Fund Services, LLC (March 1997
Milwaukee, WI 53202	Officer		to present).

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and
(age 53)	Principal	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial		Services, LLC (October 1998
Milwaukee, WI 53202	Officer		to present).

Kevin J. Hayden	Assistant	Indefinite term	Assistant Vice President, Compliance
(age 43)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2005
Milwaukee, WI 53202			to present).

Albert Sosa	Assistant	Indefinite term	Assistant Vice President, Compliance
(age 44)	Treasurer	since September 2013.	and Administration, U.S. Bancorp
615 E. Michigan Street			Fund Services, LLC (June 2004
Milwaukee, WI 53202			to present).

Michael L. Ceccato	Vice President,	Indefinite term	Senior Vice President, U.S. Bancorp
(age 57)	Chief Compliance	since September 2009.	Fund Services, LLC (February 2008
615 E. Michigan Street	Officer and		to present).
Milwaukee, WI 53202	AML Officer

Michelle M. Nelson, Esq.	Secretary	Indefinite term	Vice President and Counsel, U.S.
(age 44)		since January 2015.	Bancorp Fund Services, LLC
615 E. Michigan Street			(November 2013 to present); Assistant
Milwaukee, WI 53202			General Counsel and Assistant
Secretary, The Northwestern Mutual
Life Insurance Company (December
2004 to November 2013).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2015, the Trust is comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund. The Fund do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-467-4632.

44

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-4, 2014, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Orinda Asset Management, LLC (the “Adviser”) for another annual term for the Orinda Income Opportunities Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 15-16, 2014, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of July 31, 2014 on both an absolute basis and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications.  The Board considered that the Fund was newer with just over one year of performance history.  When reviewing performance against the comparative peer group universe, the Board took into

45

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.
The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the one-year period.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below its peer group median and average for the one-year period.
The Adviser represented that, based on the wide range of investments available to the Fund, the Lipper comparative universe is more appropriate over the long term.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund, noting the Adviser represented that performance differences from the similarly managed account is the result of leverage in that account, as well as reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT. In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to the fees and expenses of the advisers and funds within the relevant peer funds and similarly managed accounts for other types of clients advised by the Adviser, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board also took into consideration the services the Adviser provided to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the fees charged to the Fund were generally below the fees charged by the Adviser to its similarly managed account clients.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.60% for the Class I shares, 1.90% for the Class D shares and 2.65% for the Class A shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios were above its peer group median and average for all classes.  The Board also noted that the contractual advisory fee was significantly above its peer group median and average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were still significantly above the peer group median and average.  In light of the Fund’s expenses and advisory fee

46

APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

compared to its peer group, the Board noted that it would monitor the Fund’s future performance closely.
4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps, and also considered that the advisory fee contained breakpoints.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund, as well as “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information indicating that the Adviser does not have any advisory clients who invest in the Funds through their separately managed accounts of the Adviser and therefore the Adviser was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Orinda Income Opportunities Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Orinda Income Opportunities Fund would be in the best interest of the Fund and its shareholders.

47

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 467-4632

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$55,300	$48,100
Audit-Related Fees	N/A	N/A
Tax Fees	$9,600	$9,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/28/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/28/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/Douglas G. Hess
Douglas G. Hess, President

Date     May 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Douglas G. Hess
Douglas G. Hess, President

Date     May 7, 2015

By (Signature and Title)*        /s/Cheryl L. King
Cheryl L. King, Treasurer

Date     May 7, 2015

* Print the name and title of each signing officer under his or her signature.